SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement



[  ]   Preliminary Additional Materials



[X]    Definitive Proxy Statement



[ ]    Definitive Additional Materials



[ ]    Soliciting Material Pursuant to Sec. 240.14a-11(e) or Sec. 240.14a-12


      (Name of Registrant as Specified In Its Charter)

            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]    $125 per Exchange Act Rules 0-11(c)(ii), 14a-6(j) (1), or 14a-6(j) (2).



[  ]   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3).



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.


            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:


[X]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

      and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid: $125.00



      (2)   Form, Schedule or Registration Statement No.: 811-2737



      (3)   Filing Party: Fidelity Summer Street Trust



      (4)   Date Filed: December 20, 1993

FIDELITY CAPITAL &AMP; INCOME FUND
SPARTAN(Registered trademark) U. S. GOVERNMENT MONEY MARKET FUND
FUNDS OF FIDELITY SUMMER STREET TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Capital & Income Fund, and Spartan U.S. Government Money Market Fund (the funds), will be held at the office of Fidelity Summer Street Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on March 23, 1994, at 9:45 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect a Board of Trustees.
 2. To ratify the selection of Coopers & Lybrand as independent accountants of the trust.
 3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
 4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
 5. To amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company with the same investment objective and policies as that fund.
 6. To adopt a new fundamental investment policy for each fund permitting a fund to invest all of its assets in another open-end investment company with the same objective and investment policies.
 7. To approve an Agreement and Plan providing for the conversion of Spartan U.S. Government Money Market Fund into a separate fund of a Delaware business trust.
 8. To approve an amended management contract for Spartan U.S. Government Money Market Fund.
 9. To approve a modified management contract for Fidelity Capital & Income Fund.
10. To approve a new Sub-Advisory Agreement with FMR Far East for Fidelity Capital & Income Fund.
11. To approve a new Sub-Advisory Agreement with FMR U.K. for Fidelity Capital & Income Fund.
12. To amend Spartan U.S. Government Money Market Fund's fundamental investment limitation concerning the issuance of senior securities.
13. To amend Fidelity Capital & Income Fund's fundamental investment limitation concerning borrowing.
14. To amend Fidelity Capital & Income Fund's fundamental investment limitation concerning underwriting.
15. To amend Spartan U.S. Government Money Market Fund's fundamental investment limitation concerning the concentration of its investments in a single industry.
16. To amend Spartan U.S. Government Money Market Fund's fundamental investment limitation concerning real estate.
17. To amend Spartan U.S. Government Money Market Fund's fundamental investment limitation concerning lending.
 The Board of Trustees has fixed the close of business on January 25, 1994 as the record date for the determination of the shareholders of each fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By the order of the Board of Trustees,
ARTHUR S. LORING, Secretary
January 25, 1994
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help you avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY CAPITAL &AMP; INCOME FUND
SPARTAN U.S. GOVERNMENT MONEY MARKET FUND
TO BE HELD MARCH 23, 1994
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Summer Street Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Capital & Income Fund and Spartan U.S. Government Money Market Fund (the funds) and at any adjournments thereof (the Meeting), to be held March 23, 1994 at 9:45 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about January 25, 1994. Supplementary solicitations may be made by mail, telephone, telegraph, or by personal interview by representatives of the trust. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the fund for Fidelity Capital & Income Fund, and by
   Fidelity Management and Research Company (FMR)     for Spartan U. S.
Government Money Market Fund. Fidelity Capital & Income Fund (FMR for Spartan U.S. Government Money Market Fund) will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. A copy of each fund's annual report for the fiscal year ended April 30, 1993 has been mailed or
delivered to shareholders of each respective fund        entitled to vote
at the meeting.
 Shares of each fund in the trust issued and outstanding as of
   November     3   0    , 1993 are indicated in the following table:
  FIDELITY CAPITAL &AMP; INCOME FUND    273,435,773
  SPARTAN U.S. GOVERNMENT MONEY MARKET FUND    792,319,082
  SPARTAN MONEY MARKET FUND    4,345,761,491
 To the knowledge of the trust, no shareholder owned of record or beneficially more than 5% of the outstanding shares of any of the funds on that date. Shareholders of record at the close of business on January 25, 1994 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT
TO APPROVE    P    ROPOSALS 1 AND 2. APPROVAL OF PROPOSAL 3 REQUIRES THE
AFFIRMATIVE VOTE OF A MAJORITY OF OUTSTANDING    VOTING SECURITIES OF EACH
FUND OF THE TRUST AND    , IN THE CASE OF PROPOSALS 4 AND 5, A MAJORITY OF
OUTSTANDING SHARES OF THE ENTIRE TRUST. APPROVAL OF    P    ROPOSALS 6
THROUGH 17 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES'' OF EACH RESPECTIVE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), A "MAJORITY VOTE OF THE OUTSTANDING VOTING SECURITIES'' MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE SHARES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING SHARES.
1. TO ELECT A BOARD OF TRUSTEES.
 Pursuant to the provisions of the Declaration of Trust of Fidelity Summer Street Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Mr. Cox, Mrs. Davis, and Mr. Mann, all nominees named below are currently Trustees of Fidelity Summer Street Trust and have served in that capacity continuously since originally elected or appointed. Mr. Jones, Mr. Lynch, and Mr. McDonough were selected by the trust's Nominating and Administration Committee (see page ) and were appointed to the Board in May 1990, April 1990, and August 1989, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser, Fidelity Management & Research Company (FMR, or the Adviser), or the funds' distribution agent, Fidelity Distributors Corporation (FDC). Each of the nominees is currently a Trustee or General Partner, as the case may be, of other funds advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee                     Principal Occupation **                        Year of
 (Age)                                                                     Election or
                                                                           Appointmen
                                                                           t

*J. Gary Burkhead           Senior Vice President, is President            1986
82 Devonshire Street        of FMR; and President and a
Boston, MA                  Director of FMR Texas Inc. (1989),
 (52)                       Fidelity Management &
                            Research (U.K.) Inc. and Fidelity
                            Management & Research (Far
                            East) Inc.

Ralph F. Cox                President of Greenhill Petroleum                  ____
200 Rivercrest Drive        Corporation (petroleum exploration
Forth Worth, TX             and production, 1990). Prior to his
 (61)                       retirement in March 1990, Mr. Cox
                            was President and Chief Operating
                            Officer of Union Pacific Resources
                            Company (exploration and
                            production). He is a Director of
                            Bonneville Pacific Corporation
                            (independent power, 1989) and
                            CH2M Hill Companies
                            (engineering). In addition, he
                            served on the Board of Directors of
                            the Norton Company (manufacturer
                            of industrial devices, 1983-1990)
                            and continues to serve on the Board
                            of Directors of the Texas State
                            Chamber of Commerce, and is a
                            member of advisory boards of
                            Texas A&M University and
                            the University of Texas at Austin.

Phyllis Burke Davis         Prior to her retirement in                     ____
340 E. 6th Street #22C      September of 1991, Mrs. Davis was
New York, NY                the Senior Vice President of
 (62)                       Corporate Affairs of Avon
                            Products, Inc. She is currently a
                            Director of BellSouth Corporation
                            (telecommunications), Eaton
                            Corporation (manufacturing, 1991),
                            and the TJX Companies, Inc. (retail
                            stores, 1990), and previously
                            served as a Director of Hallmark
                            Cards, Inc. (1985-1991) and
                            Nabisco Brands, Inc. In addition,
                            she serves as a Director of the New
                            York City Chapter of the National
                            Multiple Sclerosis Society, and is a
                            member of the Advisory Council of
                            the International Executive
                            Services Corps. and the President's
                            Advisory Council of The
                            University of Vermont    School     of
                            Business Administration (1988).

Richard J. Flynn               F    inancial consultant. Prior to          1982
77 Fiske Hill               September 1986, Mr. Flynn was
Sturbridge, MA              Vice Chairman and a Director of
 (70)                       the Norton Company (manufacturer
                            of industrial devices). He is
                            currently a Director of Mechanics
                            Bank and a Trustee of College of
                            the Holy Cross and Old Sturbridge
                            Village, Inc.

*Edward C. Johnson 3d       President, is Chairman, Chief                  1968
82 Devonshire Street        Executive Officer and a Director of
Boston, MA                  FMR Corp.; a    D    irector and
 (63)                       Chairman of the Board and of the
                            Executive Committee of FMR;
                            Chairman and a Director of FMR
                            Texas Inc. (1989), Fidelity
                            Management & Research
                            (U.K.) Inc., and Fidelity
                            Management & Research (Far
                            East) Inc.

E. Bradley Jones            Prior to his retirement in 1984, Mr.           1990
   3881-2 Lander Road       Jones was Chairman and Chief
   Chagrin Falls, OH        Executive Officer of LTV Steel
 (67)                       Company. Prior to May 1990, he
                            was Director of National City
                            Corporation (a bank holding
                            company) and National City Bank
                            of Cleveland. He is a Director of
                            TRW Inc. (original equipment and
                            replacement products),
                            Cleveland-Cliffs Inc. (mining),
                            NACCO Industries, Inc. (mining
                            and marketing), Consolidated Rail
                            Corporation, Birmingham Steel
                            Corporation (1988), Hyster-Yale
                            Materials Handling, Inc. (1989),
                            and RPM, Inc. (manufacturer of
                            chemical products, 1990). In
                            addition, he serves as a Trustee of
                            First Union Real Estate
                            Investments   ,     Chairman of the
                            Board of Trustees and a member of
                            the Executive Committee of the
                            Cleveland Clinic Foundation, a
                            Trustee and a member of the
                            Executive Committee of University
                            School (Cleveland), and a Trustee
                            of Cleveland Clinic Florida.

Donald J. Kirk              Professor        at Columbia University        1987
680 Steamboat Road          Graduate School of Business and a
Apartment #1 - North        financial consultant. Prior to 1987,
Greenwich, CT               he was Chairman of the Financial
 (62)                       Accounting Standards Board. Mr.
                            Kirk is a Director of General Re
                            Corporation (reinsurance)    and
                               Valuation Research Corp.
                               (appraisals and valuations, 1993).
                               In addition he serves as Vice
                               Chairman of the Board of Directors
                               of     the National Arts Stabilization
                               Fund     and    Vice Chairman of the
                               Board of Trustees of     the Greenwich
                            Hospital Association (1989)   .

*Peter S. Lynch             Vice Chairman of FMR (1992).                   1990
82 Devonshire Street        Prior to his retirement on May 31,
Boston, MA                  1990, he was a Director of FMR
 (51)                       (1989) and Executive Vice
                            President of FMR (a position he
                            held until March 31, 1991); Vice
                            President of Fidelity Magellan
                            Fund and FMR Growth Group
                            Leader; and Managing Director of
                            FMR Corp. Mr. Lynch was also
                            Vice President of Fidelity
                            Investments Corporate Services
                            (1991-1992). He is a Director of
                            W.R. Grace & Co. (chemicals,
                            1989) and Morrison Knudsen
                            Corporation (engineering and
                            construction, 1988). In addition, he
                            serves as a Trustee of Boston
                            College, Massachusetts Eye &
                            Ear Infirmary, Historic Deerfield
                            (1989) and Society for the
                            Preservation of New England
                            Antiquities, and as an Overseer of
                            the Museum of Fine Arts of Boston
                            (1990).

Gerald C. McDonough         Chairman of G.M. Management                    1989
135 Aspenwood Drive         Group (strategic advisory services).
Cleveland, OH               Prior to his retirement in July 1988,
 (64)                       he was Chairman and Chief
                            Executive Officer of Leaseway
                            Transportation Corp. (physical
                            distribution services). Mr.
                            McDonough is a Director of
                            ACME-Cleveland Corp. (metal
                            working, telecommunications and
                            electronic products),
                            Brush-Wellman Inc. (metal
                            refining), York International Corp.
                            (air        conditioning and refrigeration,
                            1989), Commercial Intertech Corp.
                            (water treatment equipment, 1992)   ,
                               and Associated Estates Realty
                               Corporation (a real estate
                               investment trust, 1993).

Edward H. Malone            Prior to his retirement in 1985, Mr.           1989
5601 Turtle Bay Drive       Malone was Chairman, General
#2104                       Electric Investment Corporation
Naples, FL                  and a Vice President of General
 (69)                       Electric Company. He is a Director
                            of Allegheny Power Systems, Inc.
                            (electric utility), General Re
                            Corporation (reinsurance), and
                            Mattel Inc. (toy manufacturer). He
                            is also a Trustee of Rensselaer
                            Polytechnic Institute and of
                            Corporate Property Investors and a
                            member of the Advisory Boards of
                            Butler Capital Corporation    Funds
                            and Warburg, Pincus Partnership
                               Funds    .

Marvin L. Mann              Chairman of the Board, President,              ____
55 Railroad Avenue          and Chief Executive Officer of
Greenwich,CT                Lexmark International, Inc. (office
 (61)                       machines, 1991). Prior to 1991, he
                            held the positions of Vice President
                            of International Business Machines
                            Corporation ("IBM") and President
                            and General Manager of various
                            IBM divisions and subsidiaries. Mr.
                            Mann is a Director of M.A. Hanna
                            Company (chemicals, 1993) and
                            Infomart (marketing services,
                            1991), a Trammell Crow Co. In
                            addition, he serves as the
                            Campaign Vice Chairman of the
                            Tri-State United Way (1993) and is
                            a member of the University of
                            Alabama President's Cabinet
                            (1990).



Nominee                  Principal Occupation **                  Year of
 (Age)                                                            Election or
                                                                  Appointmen
                                                                  t

Thomas R. Williams       President of The Wales Group, Inc.       1989
21st Floor               (management and financial
191 Peachtree Street,    advisory services). Prior to retiring
N.E.                     in 1987, Mr. Williams served as
Atlanta, GA              Chairman of the Board of First
 (65)                    Wachovia Corporation (bank
                         holding company), and Chairman
                         and Chief Executive Officer of The
                         First National Bank of Atlanta and
                         First Atlanta Corporation (bank
                         holding company). He is currently
                         a Director of BellSouth
                         Corporation (telecommunications),
                         ConAgra, Inc. (agricultural
                         products), Fisher Business Systems,
                         Inc. (computer software, 1988),
                         Georgia Power Company (electric
                         utility), Gerber Alley &
                         Associates, Inc. (computer
                         software), National Life Insurance
                         Company of Vermont, American
                         Software, Inc. (1989), and
                         AppleSouth   ,     Inc. (restaurants,
                         1992).




_______________
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of    November 30    , 1993, the nominees and officers of the trust
owned, in the aggregate, less than    1    % of any of the funds'
outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a vote of two-thirds of the outstanding shares of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and six non-interested Trustees, met eleven times during the twelve months ended April 30, 1993. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 As a group, the non-interested Trustees received fees and expenses of
$   62,595     from the trust in their capacities as Trustees of the funds for the fiscal year ended April 30, 1993. The non-interested Trustees also served in similar capacities for other funds advised by FMR (see page
    ), and received additional compensation for such services.
 The Board of Trustees has adopted a policy whereby non-interested Trustees, upon reaching their 72nd birthday will resign. Under a defined benefit retirement program, non-interested Trustees, upon reaching age 72, are entitled to payments during their lifetime based on their basic Trustee fees and their length of service.
 The trust's Audit Committee is composed entirely of Trustees who are not
interested persons of the trust, o   f     FMR or its affiliates and
normally meets    four     times a year, or as required, prior to meetings
of the Board of Trustees. Currently, Messrs. Kirk (Chairman),    and
Jones     are members of the Committee. This Committee oversees and
monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the trust (see
   P    roposal 2), reviewing internal controls and the auditing function
(both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the
twelve months ended April 30, 1993, the Committee held    four
meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. Flynn (Chairman), McDonough, and Williams. The Committee members confer periodically and hold meetings as required. The Committee is charged with the duties of reviewing the composition and compensation of the Board of Trustees, proposing additional non-interested Trustees, monitoring the performance of legal counsel employed by the funds and the non-interested Trustees, and acting as administrative committee under the Retirement Plan for non-interested Trustees. During the twelve months ended April 30, 1993
the committee held    two     meetings. The Nominating and Administration
Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
2. TO RATIFY THE SELECTION OF COOPERS &AMP; LYBRAND AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Coopers & Lybrand has been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand has advised the trust that it has no direct or material indirect ownership interest in the trust.
 The services provided to the trust include (1) audit of annual financial
statements and, if requested,    an audit of     semiannual financial
statements; (2) assistance and consultation in connection with SEC filings; and (3) if requested, review of the federal income tax returns filed on behalf of the trust. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Coopers & Lybrand are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the funds approve, a proposal to amend Article VIII, Section 1 of the Declaration of Trust. The amendment would provide voting rights based on a
shareholder's total dollar interest in a fund (dollar-based voting)   ,
rather than on the number of shares owned   ,     for all shareholder votes
for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Fidelity Capital & Income Fund and Spartan U. S. Government Money Market Fund are funds of Fidelity Summer Street Trust, an open-end management investment company organized as a Massachusetts
business trust. Currently, there is one other fund of the trust: Sparta   n
    Money Market Fund. Shareholders of each fund vote separately on matters concerning only that fund and vote on a trust-wide basis on matters that affect the trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one   -    share, one-vote provision was to
provide equitable voting rights as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Summer Street Trust, voting rights may have become disproportionate since the net asset
value per share (NAV) of the separate funds    has     diverge   d     over
time. Recently, the SEC issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved   ,     the amendment would provide a
more equitable distribution of voting rights than the one-share, one-vote system currently in effect. The trust's shareholders' voting power would be
commensurate with the value of the shareholders   '     dollar investment
rather than with the number of shares held.
 Under the current voting provisions, an investment in the fund with a lower NAV may have significantly greater voting power than the same dollar
amount invested in a fund with a higher NAV. The table    on page
   compare    s    the net asset value of each fund in the trust    .

       Fund                             Net Asset Value as    $1,000
                                        of December 31,       investment in
                                        1993                  terms of shares on
                                                              December 31,
                                                              1993

Fidelity Capital & Income Fund      $    9.94                 100.604

   Spartan U.S. Government Money
          $ 1.00                 1,000.000
   Market Fund

Spartan Money Market Fund               $ 1.00                    1,000.000


For example, Spartan U.S. Government Money Market    F    und shareholders
would have approximately    10 times     greater voting power than
   Fidelity     Capital & Income Fund shareholders because at
    current NAVs   ,     a $1   ,    000 investment in    Spartan U.S.
Government Money Market Fund     would equal    1,000.00     shares whereas
a $1   ,    000 investment in    Fidelity Capital & Income     Fund
would equal    100.604     shares. Accordingly, a one share, one-vote
system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders in other funds in the trust. If
dollar-based voting had been in effect, each shareholder    with a $1,000
investment     would have had 1   ,    000 voting shares. Their voting
power would be proportionate to their economic interest   ,     which FMR
believes is a more equitable result, and is the result in a typical corporation where each voting share has an equal market price.
 Under the current Declaration of Trust and under the amended Declaration of Trust, when voting on matters that only affect their fund, shareholders would have the same relative voting rights as other shareholders in the
fund, since the NAV of all shares in a single fund    is     the same. On
trust-wide votes in the future, shareholders who own shares with a lower NAV than other funds in a trust would be giving other shareholders in the trust more voting "power" than they currently have.
 AMENDMENT TO THE DECLARATION OF TRUST: Article VIII, Section 1 determines the method of calculating voting rights for all shareholder votes for a fund. If approved, Article VIII, Section 1 will be amended as follows
(material to be added is    ((    underlined    ))    and material to be
deleted is [bracketed]):
"ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 Section 1. The Shareholders shall have power to vote ... On any matter submitted to a vote of the Shareholders, all shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be
entitled to a proportionate fractional vote.]    ((    A Shareholder of
each Series shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per Share) of such series, on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate
fractional vote.    ))    There shall be no cumulative voting in the
election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of Trust to be taken by Shareholders."
 The above amendment will be made to Fidelity Summer Street Trust's Declaration of Trust. Proposal 7 on page presents to Spartan U.S. Government Money Market Fund shareholders for their approval, a proposal to convert the fund to a fund of Fidelity Hereford Street Trust, a Delaware business trust. If the conversion is approved, the fund will be a fund of Fidelity Hereford Street Trust, whose Trust Instrument provides for dollar-based voting.
 CONCLUSION. The Trustees believe the proposed amendment will benefit the funds by bringing greater equality in voting rights amongst all shareholders of the trust. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If approved, the
amendment will take effect    immediately     after the shareholder meeting
or after any adjournments thereof.    If the proposal is not approved, the
Declaration of Trust's section entitled "Voting Powers" will remain unchanged.
4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion, see fit, consistent with the limitations the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the
outstanding shareholders of the trust. It also states that   ,     if at
any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purpose of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees also may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. An appointment in this case would also require shareholder notification within three months of the appointment under the current Declaration of Trust.
 Subject to shareholder approval, the Trustees intend to eliminate the notification requirement from the trust's Declaration of Trust. The
language to be deleted from the Declaration of Trust is [bracketed]   .
"ARTICLE IV
RESIGNATION AND APPOINTMENT OF TRUSTEES
 Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid ] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16 (a) of the 1940 Act."
 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust would be costly to the funds of the trust. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for a fund. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 The above amendment will be made to Fidelity Summer Street Trust's Declaration of Trust. Proposal 7 on page presents to Spartan U.S. Government Money Market Fund shareholders for their approval, a proposal to convert the fund to a fund of Fidelity Hereford Street Trust, a Delaware business trust. If the conversion is approved, the fund will be a fund of Fidelity Hereford Street Trust, whose Trust Instrument does not require shareholder notification of Trustee appointments.
 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the Declaration of Trust's shareholder notification requirement in the event of an appointment of a Trustee is in the best
interest   s     of the trust's shareholders. The Trustees recommend voting
FOR the proposed amendment.    If approved, the amendment will take effect
immediately after the shareholder meeting or after any adjournments
thereof.     If the proposal is not approved, the Declaration of Trust's current section entitled "Resignation and Appointment of Trustees" will remain unchanged.
5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AND POLICIES AS THAT FUND.
 The Board of Trustees has approved, and recommends that shareholders of the funds approve, a proposal to amend Article V, Section 1 of the Declaration of Trust. If the proposal is approved, an amendment to the Declaration of Trust would be adopted that clarifies that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with the same investment objective and policies ("Pooled Fund Structure"). The purpose of the Pooled Fund Structure is to achieve operational efficiencies. In order to implement a Pooled Fund Structure, both the Declaration of Trust and a fund's policies must permit the structure. Currently, each fund's policies do not allow for such
investments. Proposal 6    on page      seeks each fund's shareholder
approval to adopt a fundamental investment policy to permit investment in another open-end investment company. This proposal, which amends the Declaration of Trust, clarifies the Board's ability to implement the Pooled Fund Structure once a fund's policies permit it.
 BACKGROUND. A number of mutual funds have developed structures under which several funds invest all of their assets in a single pooled investment. For example, a money market fund offering institutional services for large investors might pool its investments with another money market fund that
offer   s     checkwriting for individuals. This structure allows several funds with different features to combine their investments instead of separately. The funds combine their investments by investing all of their assets in the same pooled fund which is organized as an open-end management investment company (mutual fund). The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the pooled structure.
 REASON FOR THE PROPOSAL. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize a fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Pooled Fund Structure is permitted under the fund's investment policies (see Proposal
6)   , if     they determine that a Pooled Fund Structure is in the best interest of a fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. Although the current Declaration of Trust does not contain any explicit prohibition against such activity, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Pooled Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as
follows: (material to be added is    ((    underlined   ))):
 "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have power and authority:
    ((    (t   ))    )    ((    Notwithstanding any other provision hereof,
to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in
exchange for an interest or interests in such investment company;"   ))
 The above amendment will be made to Fidelity Summer Street Trust's Declaration of Trust. Proposal 7 on page presents to Spartan U.S. Government Money Market Fund shareholders for their approval, a proposal to convert the fund to a fund of Fidelity Hereford Street Trust, a Delaware business trust. If the conversion is approved, the fund will be a fund of Fidelity Hereford Street Trust, whose Trust Instrument grants authority to the Trustees to adopt a Pooled Fund Structure.
 CONCLUSION. The Trustees believe the proposed amendment will benefit the funds by providing the Trustees with the flexibility to adopt a Pooled Fund Structure in the future if permitted by a fund's investment policies and if
the Trustees determine it to be in the best interest        of the fund.
The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If approved, the amendment to the Declaration of Trust will take effect after the shareholder meeting or any adjournments
thereof.    If the proposal is not approved, Article V, Section 1 of the
Declaration of Trust will remain unchanged.
6. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR EACH FUND PERMITTING A FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH THE SAME OBJECTIVE AND INVESTMENT POLICIES.
 The Board of Trustees has approved, subject to a shareholder vote, the adoption of a new fundamental investment policy that would permit each fund to pool all of its assets with other Fidelity funds (Pooled Fund). If the proposal is approved, each fund will be authorized to invest all of its assets in a Pooled Fund that will invest in the same type of securities (and have an objective, and policies and limitations substantially the same as those of the fund) as the fund does currently. The purpose of pooling would be to achieve operational efficiencies.
 BACKGROUND. A number of mutual funds have developed structures under which several funds invest all of their assets in a single pooled investment. In order to implement a Pooled Fund Structure, both the Declaration of Trust
and a fund's policies must permit the structure. Proposal 5   ,     which
proposes to amend the Declaration of Trust, if approved, would allow the
Trustees to authorize the conversion to a    P    ooled    F    und
   S    tructure if permitted by a fund's policies. This proposal would add a fundamental policy to each fund permitting a Pooled Fund
   S    tructure.
 PURPOSE OF THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither the Board nor FMR has determined that either of the funds should invest in a Pooled Fund, the Trustees believe it could be in the best interests of each fund to adopt such a structure at a future date.
 At present, certain of each fund's fundamental investment policies and limitations would prevent a fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit each fund's assets to be invested in a single Pooled Fund, without a further vote of shareholders, if the Trustees determine that action to be in the best interest of a fund and its shareholders. Approval of Proposal 5 is needed to provide the Trustees with explicit authority to
approve a Pooled Fund    S    tructure. If shareholders approve this
proposal, certain fundamental and non-fundamental policies and limitations of each fund that currently prohibit investment in shares of one investment company would be modified to permit the investment in a Pooled Fund. These policies include Spartan U.S. Government Money Market Fund's limitations on investing more than 5% of total assets in any one issuer or more than 25% of total assets in any one industry, and on acting as an underwriter. For
   Fidelity     Capital & Income Fund these policies include
limitations on investing more than 5% of total assets in any single issuer with regard to 75% of total assets, and with respect to 100% of total assets, more than 25% of total assets in any one industry, and on acting as an underwriter.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Pooled Fund
   S    tructure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 Each fund's method of operation and shareholder services would not be materially affected by its investment in a Pooled Fund, except that the assets of a fund would be managed as part of a larger pool. Were a fund to invest all of its assets in a Pooled Fund, it would hold only a single investment security, and the Pooled Fund would directly invest in individual securities pursuant to its investment objective. Whenever a fund
is asked to vote at    a     shareholder meeting of the Pooled Fund, the
fund will hold a meeting of its shareholders if required by applicable laws
or    by the fund's     policies. The fund will cast its votes at the
Pooled    F    und meeting in the same proportion as the fund's
shareholders voted at theirs. The fund would otherwise continue normal operation. The Pooled Fund would be managed by FMR or an affiliate, such as
FMR Texas in the case of a money market fund   .     The Trustees would
retain the right to withdraw a fund's investments from a Pooled Fund at any time and would do so if the Pooled Fund's investment objective and policies were no longer appropriate for the fund. The fund would then resume investing directly in individual securities as it does currently.
 At present   ,     the Trustees have not considered any specific proposal
to authorize pooling of assets. The Trustees will authorize investing each fund's assets in a Pooled Fund only if they determine that pooling is in the best interests of the fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to invest in a Pooled Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Fund if doing so would materially increase costs to shareholders.
 FMR is presently seeking federal and state regulatory approval in order to allow the Fidelity funds to invest in Pooled Funds. There is, of course, no assurance that all necessary regulatory approvals will be obtained, or that cost reductions or increased efficiencies will be achieved.
 FMR may benefit from the use of a Pooled Fund if overall assets are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to each fund may be reduced. If a fund's investment in a Pooled Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when Pooled Fund operation occurs.
 PROPOSED FUNDAMENTAL POLICY. To allow each fund to invest in a Pooled Fund at a future date, the Trustees recommend that each fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for each fund which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. After consideration of the relevant factors, the Board of Trustees recommends that each fund's shareholders vote to adopt a new fundamental policy that would permit each fund, subject to future review by the Board of Trustees as described above, to invest all of its assets in an open-end investment company with substantially the same fundamental
investment objective, policies, and limitations as    that     fund.
7. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE CONVERSION OF SPARTAN U.S. GOVERNMENT MONEY MARKET FUND INTO A SEPARATE FUND OF A DELAWARE BUSINESS TRUST.
 The Trustees have approved an Agreement and Plan of Conversion and Termination (the Plan of Conversion) in the form attached to this Proxy Statement as Exhibit 1. The Plan of Conversion provides for a conversion (the Conversion) of Spartan U.S. Government Money Market Fund (the current fund) from a separate series of Fidelity Summer Street Trust, a Massachusetts business trust (the Massachusetts Trust), to a separate series of Fidelity Hereford Street Trust, a Delaware business trust (the Delaware Trust).
 The investment objective, policies, and limitations of the current fund will not change except as approved by shareholders and as described in this proxy statement. A separate series of the Delaware Trust (the successor fund) will carry on the business of the current fund following the Conversion. The successor fund will have an investment objective, and policies and limitations identical to those of the current fund (except as
they may be modified pursuant to    a     vote of the shareholders as
proposed in this proxy statement). For a discussion of the principal differences between the Massachusetts and Delaware business trust forms of organization, see "Certain Comparative Information About the Massachusetts Trust and the Delaware Trust" on page .
 FMR, the current fund's investment manager, will be responsible for the investment management of the successor fund, subject to the supervision of
the Trustees   ,     under a management contract substantially identical to
the contract currently in effect between FMR and the current fund (the
   Present     Management Contract); similarly, FMR Texas Inc. (FMR Texas), the current fund's sub-adviser, will have primary responsibility for providing portfolio investment advisory services to the successor fund under a Sub-Advisory Agreement substantially identical to the agreement
currently in effect between FMR Texas and FMR (the    Present
Sub-Advisory Agreement). For a discussion of the    Present     Management
Contract and the    Present     Sub-Advisory Agreement see pages
through .
 The fund's distribution agent, Fidelity Distributors Corporation (FDC), will distribute shares of the successor fund under a General Distribution Agreement substantially identical to the contract currently in effect between FDC and the current fund. For a discussion of the terms of that contract see "Contracts with Companies Affiliated with FMR" on page .
 It should be noted that the location and legal domicile of FMR, FMR Texas, and FDC will not be affected by this proposal.
 REASON FOR THE PROPOSED CONVERSION. The current fund is presently organized as a fund of a Massachusetts business trust with three series of shares or funds. The Trustees unanimously recommend conversion of the current fund to a separate series of a Delaware business trust (i.e., into the successor fund) which will succeed to the business of the current fund. The Trustees have determined that Delaware law affords advantages to the operations of a mutual fund in addition to those available under Massachusetts law.
 Delaware law provides that the shareholders of a Delaware business trust shall not be subject to liability for obligations of the trust. Under Massachusetts law, current fund shareholders are potentially liable for obligations of the current fund; although the risk of such liability is remote, the Trustees have determined that Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, should the Delaware Trust issue multiple series of shares, each series shall not be liable for the debts of any other series; another potential, although remote, risk in the case of a Massachusetts business trust.
 The Trustees believe that the Delaware business trust form will enable the Delaware Trust to adopt new methods of operation and employ new technologies that are expected to reduce costs of operation when, and if, implemented. Delaware law, for example, authorizes electronic or telephonic communications between shareholders and the Delaware Trust. The Trustees hope to take advantage of this provision to improve shareholder voting procedures and reduce costs. It is anticipated that under Delaware law and
the Delaware Trust    I    nstrument, the Delaware Trust will be required
to have fewer shareholder meetings, potentially further reducing costs. Neither Massachusetts nor Delaware business trusts is required to hold annual shareholder meetings, affording significant cost savings. Delaware law affords to the Trustees the ability to adapt the Delaware Trust to future contingencies; for example, the Trustees have the power to incorporate the Trust, to merge or consolidate with another entity, to cause each series to become a separate trust, and to change the Trust's domicile without shareholder vote. Any exercise of this authority by the Trustees will be subject to applicable federal law. This flexibility should help to assure that the Delaware Trust always operates under the most advanced form of organization, and is intended to reduce the expense and frequency of future shareholder meetings for non-investment related operational issues. Of course, the investment objective of the current fund and its successor fund remains, like many of their investment limitations, fundamental, and may only be changed by shareholder vote. For proposed amendments to certain of the current fund's fundamental investment
limitations, see Proposals 6, 12,    and 15     through 17.
 Delaware law also should reduce delays in making foreign tax withholding reclaims on behalf of the Delaware Trust. For example, Massachusetts business trusts have encountered significant administrative delays in obtaining reclaims of taxes withheld in the United Kingdom. The Trustees believe that, as Trustees of a Delaware business trust, they may encounter less difficulty in recovering taxes withheld by foreign countries and due to the successor fund.
 For a more detailed comparison of the Massachusetts Trust's current Massachusetts Declaration of Trust (the Declaration of Trust) and the proposed Delaware Trust Instrument, see "Certain Comparative Information About the Massachusetts Trust and the Delaware Trust" on page .
 The Trustees recommend that the current fund's shareholders vote FOR the approval of the Plan of Conversion described below. Such a vote encompasses approval of the conversion of the current fund to a separate series of a Delaware business trust; temporary waiver of certain investment limitations of the current fund to permit the Conversion (see "Temporary Waiver of
Investment Restrictions" on page ); authorization of the    the current
fund    , as sole shareholder of the Delaware Trust series, to approve (i)
a Management Contract for the successor fund between the Trust and FMR,
(ii) a Sub-Advisory Agreement for the successor fund between FMR and FMR Texas, and (iii) a Distribution and Service Plan under Rule 12b-1, identical to the contract or Plan, as the case may be, currently in effect with the current fund.
 REQUIRED VOTE. The affirmative vote of the holders of a majority of the outstanding voting securities of the current fund entitled to vote at the Meeting is required for approval of the Plan of Conversion. If the Plan of Conversion is not approved, the current fund will continue to operate as a Massachusetts business trust.
 SUMMARY OF THE PLAN OF CONVERSION. The following discussion summarizes the important terms of the Plan of Conversion. This summary is qualified in its entirety by reference to the Plan of Conversion itself, which is included as Exhibit 1 to this Proxy Statement.
 To accomplish the Conversion, the Delaware Trust was formed as a Delaware business trust pursuant to a Trust Instrument dated November 18, 1993 (the Trust Instrument). On the closing date of the Conversion (Closing Date), the current fund will transfer all of its assets to the successor fund, a series of shares of the Delaware Trust established for the purpose of effecting the Conversion, in exchange for the assumption by the successor fund of all of the liabilities of the current fund and the issuance of shares of beneficial interest of the successor fund (Trust Series Shares) equal to the value (as determined by using the procedures set forth in the current fund's prospectus) on the date of the exchange of the current fund's net assets divided by $1.00, the anticipated per share net asset value of the successor fund. Immediately thereafter, the current fund will distribute the Delaware Trust Series Shares to the current fund's shareholders pro rata, in proportion to the current fund's shareholders respective beneficial interest in the current fund (the fund Shares), in liquidation of such current fund Shares. Immediately after this distribution of the Delaware Trust Series Shares, the current fund will be terminated and, as soon as practicable thereafter, will be wound up and
liquidated. UPON COMPLETION OF THE CONVERSION,    EACH OF     THE CURRENT
FUND'S SHAREHOLDERS WILL BE THE OWNER OF FULL AND FRACTIONAL DELAWARE TRUST SERIES SHARES EQUAL IN NUMBER, DENOMINATION AND AGGREGATE NET ASSET VALUE TO HIS OR HER CURRENT FUND SHARES.
 The Plan of Conversion authorizes the    current fund     as the then sole
initial shareholder of the Delaware Trust Series to approve (i) the management contract with FMR for the successor fund (the New Management Contract), (ii) the Sub-Advisory Agreement between FMR and FMR Texas with respect to the successor fund (the New Sub-Advisory Agreement), and (iii) the Distribution and Service Plan (the New Plan) under Rule 12b-1 with respect to the successor fund identical to the contract or Plan, as the case may be, currently in effect with the current fund.
 The Delaware Trust Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests to be retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The New Management Contract, the New Sub-Advisory Agreement, and the New Plan will take effect on the Closing Date. The New Sub-Advisory Agreement, the New Management Contract, and the New Plan will continue in force until
May 31, 199   5    .    The New Management Contract and the New
Sub-Advisory Agreement     will continue in force thereafter from year to
year so long as its continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Delaware Trust, FMR or FMR Texas, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the successor fund. The New Plan will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a meeting called for that purpose. The New Management Contract, New Sub-Advisory Agreement, and New Plan will be terminable without penalty on sixty days' written notice either by the Delaware Trust, FMR or FMR Texas, as the case may be, and will terminate automatically in the event of its assignment.
 Assuming the Plan of Conversion is approved, it is currently contemplated that the Conversion will become effective at the close of business on June 17, 1994. However, the Conversion may become effective at another time and date if circumstances warrant.
 The obligations of the Massachusetts Trust and the Delaware Trust under the Plan of Conversion are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Conversion by the current fund's shareholders, the Plan of Conversion may be terminated or amended at any time prior to the Conversion by action of the Trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty or agreement contained in the Plan of Conversion or (2) it reasonably appears that a party cannot meet a condition of the Plan of Conversion. The Massachusetts Trust and the Delaware Trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Conversion, provided that such waiver or amendment does not materially adversely affect the
interests of    the     current fund's shareholders.
 CONTINUATION OF FUND SHAREHOLDER ACCOUNTS AND PLANS. The Delaware Trust's transfer agent will establish an account for the successor fund's
shareholder   s     containing the appropriate number and denominations of
Delaware Trust Series Shares to be received by each shareholder under the Plan of Conversion. Such accounts will be identical in all material respects to the accounts currently maintained by the current fund's transfer agent for the current fund's shareholders. Current fund shareholders who are receiving payment under a withdrawal plan with respect to fund Shares will retain the same rights and privileges as to Delaware Trust Series Shares under the Plan of Conversion. Similarly, no further action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a fund shareholder with respect to current fund Shares.
 EXPENSES. The current fund and the successor fund shall each be
responsible for all of    their     respective expenses of the Conversion,
estimated at $   22,000     in the aggregate.
 TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of the current fund, which prohibit the current fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the current fund's ability to carry out the Conversion. By approving the Plan of Conversion, current fund shareholders will be agreeing to waive, only for the purpose of the Conversion, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
 TAX CONSEQUENCES OF THE CONVERSION. The Massachusetts Trust and the Delaware Trust have received an opinion from their counsel, Kirkpatrick & Lockhart, that no gain or loss will be recognized for federal income tax purposes by the current fund, the Delaware Trust or the current fund's shareholders upon (1) the transfer of the current fund's assets in exchange solely for the Delaware Trust Series Shares and the assumption by the Delaware Trust on behalf of the successor fund of the current fund's liabilities or (2) the distribution of Delaware Trust Series Shares to the current fund's shareholders in liquidation of their current fund's shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Delaware Trust Series Shares to be
received by    each of the current fund's shareholders     will be the same
as that of his or her current fund's shares; and (b) the current fund's shareholder's holding period for his or her fund Shares will include the current fund shareholder's holding period for the current fund's shareholder's current fund Shares, provided that said current fund Shares were held as capital assets on the date of the exchange.
CERTAIN COMPARATIVE INFORMATION ABOUT THE MASSACHUSETTS TRUST
AND THE DELAWARE TRUST
 SUMMARY OF THE TRUST INSTRUMENT. The Delaware Trust has been established pursuant to the Trust Instrument under the laws of the State of Delaware. The investment objective, policies, and limitations of the successor fund will be the same as those of the current fund, including the revised policies and limitations, if approved, adopted by Shareholders pursuant to
Proposals    6    ,    12,     and    15     through    17    . The
Delaware Trust's fiscal year will be the same as that of the Massachusetts Trust, although the Trustees may change the fiscal year at their discretion. Prior to the Conversion, the successor fund will not have any assets or liabilities. During the Conversion, the current fund will be the sole shareholder of the successor fund immediately prior to the distribution of Delaware Trust Series Shares to current fund shareholders.
 As a Delaware business trust, the Delaware Trust's operations will be governed by the Trust Instrument, the Bylaws and applicable Delaware law rather than by the Declaration of Trust and Massachusetts law. The operations of the Delaware Trust will continue to be subject to the provisions of the 1940 Act, the rules and regulations of the SEC thereunder, and applicable state securities laws.
 TRUSTEES AND OFFICERS OF THE TRUST. Subject to the provisions of the Trust Instrument, the business of the Delaware Trust is supervised by its Trustees, who serve indefinite terms and who have all powers necessary or convenient to carry out that responsibility. The responsibilities, powers, and fiduciary duties of the Trustees of the Delaware Trust will be substantially the same as those of the Trustees of the current fund. The Trustees of the Delaware Trust would be those persons who currently serve as Trustees of the Massachusetts Trust.
 The Trustees elected as a result of Proposal 1 for the Massachusetts Trust will serve as Trustees of the Delaware Trust.
 SERIES OR FUNDS OF SHARES OF THE MASSACHUSETTS TRUST AND THE DELAWARE TRUST. The Delaware Trust's Trust Instrument permits the Trustees to create one or more series or funds of the Delaware Trust and, with respect to each series or fund, to issue an unlimited number of full or fractional shares of that series or fund or of one or more of that series' or fund's classes.
The Massachusetts Trust   's     Trustees have identical rights under the
Massachusetts Declaration of Trust. If the shareholders of Spartan Money Market Fund approve a similar proposal to convert to a series of a Delaware business trust, the Delaware trust will have two series. Each share of a series of the Delaware Trust, like a share of each fund of the Massachusetts Trust, represents an equal proportionate interest with each other share in that series or fund, none having priority or preference over another. While additional series or classes thereof may be added in the future, none are currently contemplated.
 DELAWARE TRUST SHAREHOLDER AND MASSACHUSETTS TRUST SHAREHOLDER LIABILITY. One area of difference between the two forms of organizations is the potential liability of shareholders. Generally, Delaware Trust shareholders are not personally liable for obligations of the Delaware Trust under Delaware law. The Delaware Business Trust Act (the Delaware Act) provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states, including Texas, the location of the fund's sub-adviser. As a result, to the extent that the Delaware Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Delaware Trust shareholders to liability. To guard against this risk, the Trust Instrument (i) contains an express disclaimer of shareholder liability for acts or obligations of the Delaware Trust and requires that notice of such disclaimer be given in each agreement, obligation, and instrument entered into as executed by the Delaware Trust or its Trustees and (ii) provides for indemnification out of series or fund property of any shareholder held personally liable for the obligations of the Delaware Trust. Thus, the risk of a Delaware Trust
shareholder incurring financial loss beyond his    or her     investment
because of shareholder liability is limited to circumstances in which (1) a court refused to apply Delaware law, (2) no contractual limitation of liability was in effect, and (3) the series or fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Delaware Trust's business, and the nature of its assets, FMR believes that the risk of personal liability to a Delaware Trust shareholder is extremely remote.
 Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Massachusetts Trust. The Massachusetts Declaration of Trust, like the Delaware Trust Instrument, contains an express disclaimer of shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the Massachusetts Trust or the Trustees. The Declaration of Trust also provides for indemnification out of series property. Thus, FMR believes the risk of Massachusetts Trust shareholder liability is also remote for shareholders of Massachusetts business trusts.
 VOTING RIGHTS OF MASSACHUSETTS TRUST AND DELAWARE TRUST SHAREHOLDERS. Neither the Massachusetts Trust nor the Delaware Trust holds annual meetings. The Declaration of Trust and Trust Instrument each, in substance,
provide   s     that a special meeting of shareholders may be called by the holders of 10% or more of the shares, and that 10 or more holders of $25,000 (who have been such for six months), or 1% of the shares, whichever is greater, may apply to the Trustees stating that they wish to communicate with shareholders in order to obtain the call by 10% of the outstanding shares, in which case the Trustees shall cooperate with such shareholders as required under Section 16(c) of the 1940 Act.
 The Delaware Trust, like the Massachusetts Trust, will operate as an open-end management investment company registered with the SEC under the 1940 Act. Shareholders of the successor fund will, therefore, have the power to vote at special meetings with respect to, among other things, changes in fundamental investment policies and limitations of the successor fund; ratification of the selection by the Trustees of the independent accountants for the Delaware Trust; and such additional matters relating to the Delaware Trust as may be required by law, or which the Trustees consider desirable. If, at any time, less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office will promptly call a meeting of shareholders of the Delaware Trust for the purpose of electing a Board of Trustees. The Massachusetts Trust has notified the SEC that the Delaware Trust will succeed to the shares registered by the Massachusetts Trust under the Securities Act of 1933 on behalf of the fund.
 The Trust Instrument provides that shareholders shall have the power to vote only with respect to the election of Trustees, the removal of Trustees, the approval of investment advisory or management contracts and with respect to such additional matters as may be required by law or the Trustees may consider desirable. The Trust Instrument also permits the Trustees to amend the Trust Instrument, except that shareholders shall have the right to vote on any amendment affecting their right to vote, on any amendment required by law or the Trust's registration statement, or on any matter submitted to shareholders by the Trustees. The Massachusetts Declaration of Trust, on the other hand, generally gives shareholders exclusive power to amend the Declaration of Trust in addition to the voting rights granted by the Trust Instrument. The Trust Instrument provides that one-third of the shares shall constitute a quorum; the Massachusetts Declaration of Trust requires a majority of shares to establish quorum for a meeting. The Massachusetts Declaration of Trust and the Delaware Trust Instrument calculate voting rights differently. The Massachusetts Declaration of Trust provides that each share of a fund in a Trust is entitled to one vote. Proposal 3 on page is presenting to shareholders a proposal to amend the voting rights of the Massachusetts Trust. The amendment, if approved, would provide for voting rights to be calculated based on a shareholder's total dollar interest in a fund rather than on the number of shares owned. This is the method by which shareholders' voting rights are calculated in the Delaware Trust Instrument. If Proposal 3 and this Proposal to convert the fund to a fund of a Delaware Trust are passed by shareholders, the Massachusetts Trust and the Delaware Trust will calculate voting rights in the same manner.
 LIABILITY OF TRUSTEES. The Trust Instrument provides that the Trustees shall not be liable to any person other than the Delaware Trust or a shareholder and that a Trustee shall not be liable for any act as a Trustee; but nothing in the Trust Instrument protects a Trustee against any liability to the Trust or its shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. The Declaration of Trust provides that its Trustees shall not be liable for errors of judgment or mistakes of fact or law, subject to substantially similar provisions concerning willful misfeasance, bad faith, gross negligence, and reckless disregard as those described above.
8. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR SPARTAN U.S. GOVERNMENT MONEY MARKET FUND.
 The Board of Trustees has approved, and recommends that shareholders of Spartan U.S. Government Money Market Fund approve, a proposal to amend the management contract between the fund and FMR. The proposal would modify the
management fee that FMR receives from the fund by reducing it    0    .10%
   from an annual rate of 0.55% of the fund's average net assets to
0.45%    .
 A copy of the management contract, marked to indicate proposed amendments,
is supplied as Exhibit 2 on page        . Except for the amendment to the
management fee rate, the contract is substantially identical to the present management contract. If approved by shareholders, the proposed contract will take effect on April 1, 1994 (or, if later, the first day of the first month following approval) and will remain in effect through May 31, 1994, subject to continuation by the Board of Trustees. If the proposed contract is not approved, the present contract will continue in effect through May 31, 1994 subject to continuation by the Board of Trustees.
 PROPOSED AMENDMENT TO THE MANAGEMENT CONTRACT. The fund's management fee is an annual percentage of the fund's average net assets, calculated and paid monthly. As the fund's manager, FMR manages the fund's investments and business affairs and pays all of the fund's expenses with certain exceptions (for details of the exceptions and the terms of the present
contract, see "   Present     Management Contracts" on page        ). The
fund's current management contract, dated February 3, 1990, declares that FMR, for its provision of investment advisory and other services, is to receive a monthly management fee at the annual rate of 0.55%, of the average net assets of the fund. However, since the fund's inception, FMR voluntarily agreed to reimburse a portion of the fund's operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses). The result was to limit the fund's total operating expenses to an annual rate of 0.45% through December 31, 1995. For the fiscal year ended April 30, 1993, the total management fee paid by the fund before
reimbursement would have been    0.55%     of average net assets. However,
under FMR's reimbursement arrangements, the fee paid by the fund equaled
0    .45% of average net assets, the same as it would have been under the proposed contract if the proposed contract had been in effect.
 According to Lipper Analytical Services, Inc., an independent service that monitors the mutual fund industry, the median management fee for the Taxable Government & Treasury Money Market Fund universe, which
includes    147     funds, was    0    .   43    % for the twelve months
ended April 1993. Thus, the proposed fee (   0    .45%), which includes
payment by FMR of the total expenses for the fund, would remain well below
the competitive median total expense level for    Taxable Government &
Treasury Money Market Funds (0.65%)    .
 Matters Considered by the Board. As with all mutual funds, the fund's management fee must be approved by the fund's Board of Trustees and by the Independent Trustees (those Trustees who are not affiliated with FMR and are not "interested persons" under the 1940 Act), who are responsible for protecting the interests of shareholders, and by the fund's shareholders themselves. The Board has considered and unanimously approved the proposed management contract, and recommends that shareholders vote in favor of the proposal. The Trustees' consideration of the proposal is discussed below. At a meeting on June 17, 1993, the Board of Trustees determined that the compensation to be paid to FMR under the proposed contract is fair and reasonable. In unanimously approving the proposed contract and recommending its approval by shareholders, the Trustees of the fund, including the Independent Trustees, considering the best interests of shareholders of the fund, took into account all factors they deemed relevant. The factors considered by the Trustees included the nature, quality, and extent of the services furnished by FMR to the fund; the necessity of FMR maintaining and enhancing its ability to retain and attract high caliber personnel to serve
the fund; the increasing complexity of the domestic    and international
securities     markets; the investment record of FMR in managing the fund;
extensive financial, personnel, and structural information as to the Fidelity organization, including the revenues and expenses of FMR and Fidelity Service Co. (FSC, the fund's transfer, shareholder servicing, and pricing and bookkeeping agent) relating to their mutual fund activities and pro forma profitability data giving effect to the proposed change to the management fee structure; the effect of the proposed management fee structure change on the total expense ratio of the fund; data on investment
performance, management fees   ,     and expense ratios of competitive
funds and other Fidelity funds; FMR's expenditures in developing enhanced shareholder services for the fund; enhancements in the quality and scope of the shareholder services provided to the fund's shareholders; the fees charged and the services offered by an affiliate of FMR for providing investment management services to non-investment company accounts; and possible "spin-off" benefits to FMR from serving as manager and from affiliates of FMR serving as principal underwriter and transfer agent of the fund.
 The Independent Trustees regularly review the fund's monthly and annual performance materials which include the following: background information, investment results relative to the current economic climate, performance charts, top fifteen holdings, portfolio diversification, and ranking in the competitive universe. The Trustees also reviewed the fund's one- and three-year total returns for the period ended April 30, 1993 compared to
the returns for all money market funds and for    other     selected
competitive funds, as reported and restated to include the impact of the proposed fee amendments.
 ACTION OF THE BOARD OF TRUSTEES AND RECOMMENDED SHAREHOLDER ACTION. After considerable review and discussion, the Board of Trustees unanimously approved the change described above. The Trustees' conclusion that the proposed fee structure is appropriate was based on a detailed review of the fund's competitive investment performance, the competitiveness of the proposed fee structure and resulting expense ratio in relation to fees and expense ratios of other comparable mutual funds, the profitability of FMR related to the fund, and other factors.
 Accordingly, the Trustees unanimously voted to approve the terms and conditions of the proposed contract and to recommend that the shareholders vote FOR the proposed contract.
9. TO APPROVE A MODIFIED MANAGEMENT CONTRACT FOR FIDELITY CAPITAL &AMP; INCOME FUND.
 The Board of Trustees has approved, and recommends that shareholders of
Fidelity Capital & Income Fund approve, a proposal to    modify     the
fund's management contract with FMR (the Modified Contract). The proposal would modify the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. THE PROPOSED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT.
 PROPOSED AMENDMENT TO THE MANAGEMENT CONTRACT. A copy of the management contract, marked to indicate the proposed amendment, is supplied as Exhibit
   3     on page        . Except for the amendment to the management fee,
it is substantially identical to the present management contract. (For a detailed discussion of the fund's present contract, refer to "Present
Management Contract   s    " on page .) If approved by shareholders, the
proposed contract will take effect on April 1, 1994 (or, if later, the first day of the first month following approval) and will remain in effect through June 30, 1994 and thereafter subject to continuation by the fund's Board of Trustees. If the proposed contract is not approved, the present contract will continue in effect through June 30, 1994, and thereafter subject to continuation by the fund's Board of Trustees.
The management fee is an annual percentage of the fund's average net assets, calculated and paid monthly. The percentage is the sum of two components: a group fee rate, which varies according to FMR's assets under management, and a fixed individual fund fee rate. The proposal would modify the group fee by providing for lower fee rates if FMR's assets under
management remain above $   228     billion.
 MODIFICATION TO GROUP FEE RATE. The group fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR. As group net assets increase, the group fee rate declines. The proposed contract would not change the group fee
calculation for group net assets of $   228     billion or less. Above
$   228     billion in group net assets, the group fee rate declines under both contracts, but under the proposed contract, it declines faster.
 The group fee rate is calculated according to a graduated fee schedule providing for different rates for different levels of group net assets. The rate at which the fee declines is determined by fee "breakpoints" that provide for lower fees when assets increase. The proposed contract would add four new fee breakpoints for group asset levels above $174 billion as illustrated in the table below (For an explanation of how these breakpoints are factored into the fee calculation, see "Present Management
Contract   s    " on page .):

GROUP FEE RATE SCHEDULE
Average Group

Assets           Present             Proposed

($ billions)     Contract   **       Contract

174-228          .1400%              .1400%

228-282          .1400%              .1375%

282-336          .1400%              .1350%

Over 336         .1400%              .1325%

 The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net      Present             Proposed
Assets         Contract   **       Contract
($ billions)





   215            .1646%              .1646%

   250            .1606%              .1604%

   300            .1572%              .1565%

   350            .1547%              .1533%

   400            .1529%              .1507%

   ** Does not reflect voluntary adoption of extended group fee rate schedules. Average group net assets for December 1993 were approximately $233 billion.
    Effective April 1, 1993, the individual fund fee rate was increased
from .35% to .55%.     The sum of the group fee rate and the individual
fund fee rate is referred to as the fund's management fee rate. One-twelfth (1/12) of this annual management fee rate is applied to the fund's average net assets for the current month, resulting in a dollar amount which is the fee for that month.
 COMPARISON OF MANAGEMENT FEES AND TOTAL EXPENSES.    For December
1993   , with     average group net assets of    $233     billion, the
fund's management fee rate under the    Modified and the Present
Contract would have been .   7121    %, compared to .   7121    % under the
   P    resent    C    ontract. The following chart    shows     the
   fund's     management fee and total expense ratio under the terms of the
Present Contract    and the Modified Contract     for the fiscal year ended
April 30, 199   3. The fees and expenses are the same under both contracts because the fund's average group net assets were below $228 billion during the period.
Present    and Modified     Contract    **

Management                                       Total Expense

Fee                                              Ratio

   $9,561,921                                     .   9094    %

   ** Does not reflect voluntary adoption of extended group fee rate schedules. Average group net assets for December 1993 were approximately $233 billion.
 MATTERS CONSIDERED BY THE BOARD OF TRUSTEES. The non-interested Trustees recommended in 1993, that the existing group fee be reconsidered in light of the significant growth in the assets of funds advised by FMR. The Combined Committee, a standing Committee of the Board composed solely of non-interested Trustees, and the Board considered revisions to the group fee component of the management fee on various occasions during 1993.
 FMR provided substantial information to the Committee to assist it in its deliberations. In addition, the Committee requested and reviewed additional data, including analyses prepared by independent counsel to both the fund and the non-interested Trustees. In unanimously approving the proposed contract and recommending its approval by shareholders, the Trustees of the fund, including the Independent Trustees, considering the best interests of shareholders of the fund, took into account all factors they deemed relevant. The factors considered by the Independent Trustees included the nature, quality, and extent of the services furnished by FMR to the fund; the necessity of FMR maintaining and enhancing its ability to retain and attract high caliber personnel to serve the fund; the increased complexity of the domestic and international securities markets; the investment record of FMR in managing the fund; extensive financial, personnel, and structural information as to the Fidelity organization, including the revenues and expenses of FMR, and Fidelity Service Co. (the fund's transfer, shareholder servicing, and pricing and bookkeeping agent) relating to their mutual fund activities; whether economies of scale were demonstrated in connection with FMR's provision of investment management and shareholder services as assets increased; data on investment performance, management fees and expense ratios of competitive funds and other Fidelity funds; FMR's expenditures in developing enhanced shareholder services for the fund; enhancements in the quality and scope of the shareholder services provided to the fund's shareholders; the fees charged and services offered by an affiliate of FMR for providing investment management services to non-investment company accounts; and possible "spin-off" benefits to FMR from serving as manager and from affiliates of FMR serving as principal underwriter and transfer agent of the fund.
 CONCLUSION, ACTION OF THE BOARD OF TRUSTEES, AND RECOMMENDED SHAREHOLDER ACTION. Based on its evaluation of the extensive materials presented and assisted by the advice of independent counsel, the Board of Trustees concluded (i) that the existing management fee rate structure was fair and reasonable and (ii) that the proposed reduction in the group fee rate structure was in the best interest of the fund's shareholders. The Board of
Trustees voted to approve the submission of the    Modified     Contract to
shareholders of the fund and recommends that shareholders of the fund vote
FOR the    Modified     Contract.
10. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR FIDELITY CAPITAL &AMP; INCOME FUND.
 In conjunction with its portfolio management responsibilities on behalf of Fidelity Capital & Income Fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of the fund approve a new sub-advisory agreement (the proposed agreement) between Fidelity Management & Research Company (FMR) and Fidelity Management & Research Far East Inc. (FMR Far East) with respect to the fund to replace FMR's existing agreement with FMR Far East. The proposed agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund and its shareholders. BECAUSE FMR PAYS ALL OF FMR FAR EAST'S FEES, THE PROPOSED AGREEMENT WOULD NOT AFFECT THE FEES PAID BY THE FUND TO FMR.
 On September 17, 1993, the Board of Trustees agreed to submit the proposed agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. If approved by shareholders, the proposed agreement will replace the sub-advisory agreement currently in effect with respect to the fund (the current agreement). The current agreement was approved by the fund's shareholders on March 24, 1993. A copy of the
proposed agreement is attached to this proxy statement as Exhibit 4    on
page     .
 FMR Far East, with its principal office in Tokyo, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page .
 Under the current agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services exclusively with respect to companies based outside of the United States focusing primarily on companies based in the Far East. Under the current agreement with FMR Far East, FMR, NOT THE FUND, pays the FMR Far East's fee equal to 105% of its costs incurred in connection with the agreement. On June 25, 1993, the
fund entered into a sub-advisory    agreement     with FMR Far East.
 Although FMR employees are expected to consult regularly with FMR Far East, under the current agreement, FMR Far East has no authority to make investment decisions on behalf of the fund. Under the proposed agreement, FMR would continue to receive investment advice from FMR Far East, but it could also grant investment management authority with respect to all or a portion of the fund's assets to FMR Far East. If FMR Far East were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations. If FMR grants investment management authority to FMR Far East with respect to all or a portion of the fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the proposed agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund. If granted investment management authority, FMR Far East would also execute orders to purchase and sell securities as described in the "Portfolio Transactions" section on page .
 Allowing FMR to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE FUND. The fees paid by FMR to FMR Far East for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR Far East, FMR would pay FMR Far East 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR Far East for investment management and portfolio execution services.
 If approved by shareholders, the proposed agreement   ,     would    take
affect on April 1, 1994 (or, if later, the first day of the first month
following approval) and would     continue in force until    June 30    ,
1994 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The proposed agreement could be transferred to a successor of FMR Far East without resulting in termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The proposed agreement would be terminable on 60 days' written notice by either party to the agreement and the proposed agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees unanimously recommends that shareholders of the fund vote FOR the proposed agreement. If the proposed agreement is not approved, FMR's current agreement on behalf of the fund will continue in effect.
11. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR FIDELITY CAPITAL &AMP; INCOME FUND.
 In conjunction with its portfolio management responsibilities on behalf of Fidelity Capital & Income Fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of the fund approve a new sub-advisory agreement (the proposed agreement) between Fidelity Management & Research Company (FMR) and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) with respect to the fund to replace FMR's existing agreement with FMR U.K. The proposed agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund and its shareholders. BECAUSE FMR PAYS ALL OF FMR U.K.'S FEES, THE PROPOSED AGREEMENT WOULD NOT AFFECT THE FEES PAID BY THE FUND TO FMR.
 On September 17, 1993, the Board of Trustees agreed to submit the proposed agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. If approved by shareholders, the proposed agreement will replace the sub-advisory agreement currently in effect (the current agreement). The current agreement was approved by the fund's shareholders on March 24, 1993. A copy of the proposed agreement is
attached to this proxy statement as Exhibit 5    on page     .
 FMR U.K., with its principal office in London, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional clients investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page .
 Under the current agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services exclusively with respect to companies based outside of the United States focusing primarily on companies based in Europe. Under the current agreement with FMR U.K.,
FMR   ,     NOT THE FUND, pays FMR U.K.'s fee equal to 110% of its costs
incurred in connection with the agreement.    On June 25, 1993, FMR entered
into a sub-advisery agreement with FMR U.K.
 Although FMR employees are expected to consult regularly with FMR U.K., under the current agreement, FMR U.K. has no authority to make investment decisions on behalf of the fund. Under the proposed agreement, FMR would continue to receive investment advice from FMR U.K., but it could also grant investment management authority with respect to all or a portion of the fund's assets to FMR U.K. If FMR U.K. were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of the fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the proposed agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund. If granted investment management authority, FMR U.K. would also execute orders to purchase and sell securities as described in the "Portfolio Transactions" section on page .
 Allowing FMR to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE FUND. The fees paid by FMR to FMR U.K. for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR U.K., FMR would pay the FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management and portfolio execution services.
 If approved by shareholders, the proposed agreement would continue in
force until Ju   ne 30    , 1994 and from year to year thereafter, but only
as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The proposed agreement could be transferred to a successor of FMR U.K. without resulting in termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The proposed agreement would be terminable on 60 days' written notice by either party to the agreement and the proposed agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees unanimously recommends that shareholders of the fund vote FOR the proposed agreement. If the proposed agreement is not approved, FMR's current agreement on behalf of the fund will continue in effect.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals 12 through 17 is to revise several of the funds' investment limitations to conform to limitations which are expected to become standard for all funds managed by FMR. The Board of Trustees has asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective, to adopt standard non-fundamental limitations and to propose to shareholders elimination of certain
fundamental    investment     limitations or adoption of standard
fundamental    investment     limitations. FMR believes that increased
standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the investment techniques employed by the funds at this time, it will contribute to the overall objective of standardization.
12. TO AMEND SPARTAN U.S. GOVERNMENT MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES.
 The fund's current fundamental investment limitation regarding the issuance of senior securities states:
 "The fund may not issue bonds or any other class of securities preferred over shares of the fund in respect of the fund's assets or earnings, provided that Fidelity Summer Street Trust may establish additional series of shares in accordance with its Declaration of Trust."
 Subject to shareholder approval, the Trustees intend to replace this limitation with the following fundamental investment limitation governing
the issuance of senior securities   :
 "The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940."
 The 1940 Act restricts a fund's ability to issue senior securities. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as a class of security preferred over shares of a fund with respect to the fund's assets or earnings. It generally does not include temporary or emergency borrowings by a fund (which might occur to meet shareholder redemption requests) in accordance with federal law and a fund's investment limitations. Various investment techniques that obligate a fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is longer than normal) occasionally raise questions as to whether a "senior security" is created. The fund utilizes such techniques only in accordance with applicable regulatory requirements under the 1940 Act.
 Although adoption of the amended senior securities limitation is not likely to have any impact on the investment techniques employed by the fund, it will contribute to the overall objective of standardization. (See
"Adoption of Standardized Investment Limitations"    on page     .) If the
proposal is approved, the new fundamental senior securities investment limitation cannot be changed without a future vote of the fund's shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
13. TO AMEND FIDELITY CAPITAL &AMP; INCOME FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.
 The fund's current fundamental investment limitation concerning borrowing states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in net assets will be reduced within 3 days to the extent necessary to comply with the 33 1/3% limitation."
 Subject to shareholder approval, the Trustees intend to replace the fund's fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The primary purpose of the proposal is to revise the fund's fundamental borrowing limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. Although adoption of the new borrowing limitation is not likely to have any impact on the investment techniques employed by the fund, it will contribute to the overall objective of standardization. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without a future vote of shareholders.
 The proposed amended limitation, while not substantially different from the current limitation, would require the fund to reduce borrowings that come to exceed 33 1/3% of total assets for any reason within three days excluding Sundays and holidays. Under the current limitation, the fund must reduce borrowings that come to exceed 33 1/3% of total assets only by
reason of a decline in net assets.    In addition, the proposed limitation
specifically defines "three days" to exclude Sundays and holidays.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. The Trustees recommend that shareholders of the fund vote FOR the proposed amendment. The amended limitation, upon
shareholder approval, will become effective immediately.    I    f the
proposal is not approved, the fund's current limitation will remain unchanged.
14. TO AMEND FIDELITY CAPITAL &AMP; INCOME FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING
 The fund's current fundamental investment limitation concerning the underwriting of securities is as follows:
 "The fund may not act as underwriter (except as it may be deemed such in a sale of restricted securities)."
 Subject to shareholder approval, the Trustees intend to replace the fund's fundamental investment limitation with the following fundamental investment limitation governing the underwriting of securities:
 "The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."
 The primary purpose of the proposed amendment is to clarify that the fund is not prohibited from selling restricted securities if, as a result of such sale, the fund is considered an underwriter under federal securities laws and to revise the fund's fundamental investment limitation on underwriting so that it conforms to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of
Standardized Investment Limitations" on page )   .     If the proposal is
approved, the new fundamental underwriting limitation cannot be changed without a future vote of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed
amendment will benefit    the     fund. Accordingly, the Trustees recommend
voting FOR the proposed amendment. The amended limitation, upon shareholder
approval, will become effective immediately.    If     the proposal is not
approved the fund's current fundamental investment limitation will remain unchanged.
15. TO AMEND SPARTAN U.S. GOVERNMENT MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.
 The fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry."
 Subject to shareholder approval, the Trustees intend to replace this limitation with the following amended fundamental investment limitation governing concentration:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose
principal business activities are in the same industry   .    "
 The primary purpose of the proposal is to revise the fund's fundamental concentration limitation to conform to a limitation which is expected to become standard for certain funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page ). The proposed amended limitation is not substantially different from the fund's current policy and is not likely to have any impact on the investment techniques employed by the fund. If the proposal is approved, the new fundamental concentration limitation cannot be changed without a future vote of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. The Trustees recommend that shareholders vote FOR the proposed amendment. The new limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current investment limitation will remain unchanged.
16. TO AMEND SPARTAN U.S. GOVERNMENT MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE.
 The fund's current fundamental investment limitation concerning real estate states:
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling marketable securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the fund from purchasing interests in pools of real estate mortgage loans)."
 Subject to shareholder approval, the Trustees intend to replace the fund's fundamental investment limitation with the following fundamental investment
limitation governing purchases and sales of real estate   :
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."
 The primary purpose of the proposed amendment is to clarify the types of securities in which the fund is authorized to invest and to revise the fund's fundamental investment limitation on investments in real estate to conform to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental real estate limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation on real estate is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. The fund does not expect to acquire real estate. However, the proposed
   limitation     would clarify several points. The proposed limitation
eliminates the restriction that securities issued by companies or other entities that deal in real estate be marketable. The fund's investments in illiquid securities will be limited to 10% of its total assets under the existing non-fundamental limitation. The proposed amendment also clarifies that, in addition to being able to sell real estate if acquired as a result of ownership of securities, the fund would also be able to sell real estate if acquired as a result of ownership of other instruments. In addition, the limit clarifies that although the fund cannot simply buy or sell real estate, it would not be prevented from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. Accordingly, the Trustees recommend voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not
approved, the fund's current    investment     limitation will remain
unchanged.
17. TO AMEND SPARTAN U.S. GOVERNMENT MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING.
 The current fundamental investment limitation concerning lending states:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the value of its total assets would be lent to other parties, except (a) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations, or (b) by engaging in repurchase agreements with respect to portfolio securities."
 Subject to shareholder approval, the Trustees intend to replace the fund's fundamental investment limitation with the following fundamental investment limitation governing lending:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."
 The primary purpose of the proposal is to revise the fund's fundamental lending limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. Although adoption of the new lending limitation is not likely to have a significant impact on the investment techniques employed by the fund, it will contribute to the overall objective of standardization. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental lending limitation cannot be changed without a future vote of shareholders.
 The proposed amended limitation also provides specific authority for the fund to acquire an entire issue of debt securities, whether privately or publicly offered. Ordinarily, if a fund purchases an entire issue of debt securities, there may be greater risks associated with liquidity and availability of public information if the issuer has no other issue of securities outstanding, and it may be more difficult to obtain pricing information to be used in establishing the fund's daily share price. Secondly, the proposed amendment eliminates the reference to "portfolio securities" for repurchase agreements.
CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. Accordingly, the Trustees recommend that shareholders vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current investment limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
PRESENT MANAGEMENT CONTRACTS
 Spartan U.S. Government Money Market Fund    and     Fidelity Capital
& Income Fund employ FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of
Trustees, directs the investments of each fund in accordance with    the
fund's     investment objective, policies, and limitations. FMR also
provides each fund with all necessary office facilities and personnel for servicing the fund's investments, and compensates all officers of the trust, all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the trust or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the funds. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters,
and other persons dealing with    each     fund; preparing all general
shareholder communications and conducting shareholder relations;
maintaining each fund's records and the registration of the funds   '
shares under federal and state law; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Board of Trustees.
 SPARTAN U.S. GOVERNMENT MONEY MARKET FUND. FMR is responsible for the payment of all expenses of the fund with certain exceptions. Specific expenses payable by FMR include, without limitation, the fees and expenses of registering and qualifying the fund and its shares for distribution under federal and state securities laws; expenses of typesetting for printing the Prospectus and Statement of Additional Information; custodian charges; audit and legal expenses; insurance expense; association membership dues; and the expenses of mailing reports to shareholders, shareholder meetings, and proxy solicitations. FMR also provides for transfer agent and dividend disbursing services and portfolio and general accounting record maintenance through FSC.
 FMR pays all other expenses of the fund with the following exceptions: fees and expenses of all Trustees who are not "interested persons" of the trust or FMR (the non-interested Trustees); interest on borrowings; taxes; brokerage commissions (if any); and such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation.
 FMR is the fund's manager pursuant to a management contract dated February 3, 1990 which was approved by shareholders on November 14, 1990. For the
services of FMR under the contrac   t, the fund     pays FMR a monthly
management fee at the annual rate of .55% of the fund's average net assets
throughout the month. FMR reduces its fee for    the     fund by an amount
equal to the fees and expenses of the non-interested Trustees.
 FMR may, from time to time, voluntarily reimburse all or a portion of the
fund's operating expenses (   excluding     interest, taxes, brokerage
commissions, and extraordinary expenses).    FMR has voluntarily agreed to
limit the fund's total operating expenses to an annual rate of 0.45% of its
average net assets through December 31, 1995.     The following tables
outline    further     expense limitations (as a percentage of average net
assets) from commencement of operations to    the date of this proxy
statement, and state both the amount of the management fees and the amount
reimbursed for the fiscal years ended 1993, 1992, and 1991    .
SPARTAN U.S. GOVERNMENT MONEY MARKET FUND:
From                 To                        Expense Limitation

March 1, 1992                         --       .45%

September 19, 1991   February 29, 1992         .42%

June 1, 1991         September 18, 1991        .37%

April 1, 1991        May 31, 1991              .35%

March 1, 1991        March 31, 1991            .33%

February 1, 1991     February 28, 1991         .30%

January 1, 1991      January 31, 1991          .20%

December 10, 1990    December 31, 1990         .15%

November 1, 1990     December 9, 1990          .10%

February 3, 1990     October 31, 1990          .00%

Fiscal Period Ended   Management Fees        Amount of
April 30   ,          Before Reimbursement   Reimbursement



1993                  $6,616,588             $1,204,783

1992                   9,709,770              2,630,972

1991                   8,615,084              6,020,568

 To defray shareholder service costs, FMR or its affiliates also collect the fund's $5.00 exchange fee, $5.00 account closeout fee, and $5.00 fee
for wire purchases and redemptions    and $2.00 checkwriting charge    .
Shareholder transaction fees    and charges     collected for fiscal 1993,
1992, and 1991 are indicated in the table below.
Period Ended       Exchange    Account         Wire       Checkwriting

   April     30,   Fees        Closeout Fees   Fees       Fees

1993               $ 81,758     $6,025         $ 9,235     $35,041

1992               $ 136,700    $7,474         $ 15,340    $60,296

1991               $ 130,846    $3,241         $ 17,375    $38,644

    SUB-ADVISER. With respect to Spartan U.S. Government Money Market Fund, FMR has entered into a sub-advisory agreement with FMR Texas pursuant to which FMR Texas has primary responsibility for providing portfolio investment management services to the fund. Under the sub-advisory agreement, FMR pays FMR Texas fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FMR Texas are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. For fiscal 1993, 1992, and 1991, FMR paid FMR Texas fees of $3,308,294, $4,854,885, and
$4,307,542, respectively.
 FIDELITY CAPITAL &AMP; INCOME FUND. In addition to the management fee payable to FMR and the fees payable to FSC, the fund pays all expenses, without limitation, that are not assumed by those parties. The fund pays for typesetting, printing, and mailing proxy material to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Although the fund's management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to existing shareholders, the trust has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the cost of providing these services to existing shareholders. Other expenses paid by the fund includes interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. The fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party and any obligation it may have to indemnify the trust's officers and Trustees with respect to litigation.
 FMR is the fund's manager pursuant to a management contract dated April 1, 1993, which was approved by shareholders on March 24, 1993. For the services of FMR under the contract, the fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts
and is calculated on a cumulative basis pursuant to the graduated    fee
rate     schedule shown    on the left of the following chart    . On the
right, the effective annual fee rate schedule, are the actual results of cumulatively applying the annualized rates at varying asset levels. For
example, the effective annual group fee rate at $   233     billion of
average group net assets - their approximate level for    December     1993
- - was    .1621    %, which is the weighted average of the respective fee
rates for each level of group net assets up to that level.
GROUP FEE RATE SCHEDULE*   EFFECTIVE ANNUAL FEE
                           RATES

Average   Annualized   Group    Effective
Group     Fee Rate     Net      Annual
Assets                 Assets   Fee Rate





0          -     $ 3 billion   .3700%          $ 0.5    .3700%
                                              billion

3          -     6             .3400           25       .2664

6          -     9             .3100           50       .2188

9          -     12            .2800           75       .1986

12         -     15            .2500           100      .1869

15         -     18            .2200           125      .1793

18         -     21            .2000           150      .1736

21         -     24            .1900           175      .1695

24         -     30            .1800           200      .1658

30         -     36            .1750           225      .1629

36         -     42            .1700           250      .1604

42         -     48            .1650           275      .1583

48         -     66            .1600           300      .1565

66         -     84            .1550           325      .1548

84         -     120           .1500           350      .1533

120        -     174           .1450

174        -     228           .1400

228        -     282           .   1375

282        -     336           .1350

Over 336                          .1325

   * The rates shown for average group assets in excess of $228 billion were adopted by FMR on a voluntary basis on November 1, 1993 pending shareholder approval of a new management contract reflecting the extended schedule. The revised schedule provides for lower management fees as total assets under management increase.
 The    fund's     individual fund fee rate is .55%. Based on the average
net assets of the funds advised by FMR for    December     1993, the annual
management fee rate would be calculated as follows:
Group Fee Rate         Individual Fund         Management Fee Rate
                       Fee Rate

.   1621    %    +     .55   00    %     =     .   7121    %

 One twelfth (1/12) of this annual management fee rate is then applied to the fund's average net assets for the current month, giving a dollar amount which is the fee for that month.
    For the fiscal years ended April 30, 1993, 1992, and 1991, FMR received $9,561,921, $6,142,904, and $5,151,860, respectively, for its services as investment adviser to the fund. These fees were equivalent to .5399%, .5268%, and .5331%, respectively, of the average net assets of the fund for each of these fiscal years.
 To comply with the California Code of Regulations, FMR will reimburse Fidelity Capital & Income Fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating the fund's expenses for purposes of this regulation, the fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its
distribution plan expenses and     custodian fees attributable to
investments in foreign securities.
    SUB-ADVISERS. On June 25, 1993, FMR entered into sub-advisory agreements, with respect to Fidelity Capital & Income Fund, with FMR U.K. and FMR Far East, pursuant to which FMR U.K. and FMR Far East supply FMR with investment research and recommendations concerning foreign securities for the benefit of the fund. The sub-advisory agreements provide that FMR will pay fees to FMR U.K. and FMR Far East equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with each agreement, said costs to be determined in relation to the assets of the fund that benefit from the services of the sub-advisers.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a
number of investment companies whose net assets as of    December     31,
1993, were in excess of $2   30     billion. The Fidelity family of funds
currently includes a number of funds with a broad range of investment objectives and permissible portfolio compositions. The Boards of these funds are substantially identical to that of this trust. In addition, FMR serves as investment adviser to certain other funds which are generally offered to limited groups of investors. Information concerning the advisory fees, net assets, and total expenses of the funds advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit
6    on page     .
 Several affiliates of FMR are also engaged in the investment advisory business. Fidelity Management Trust Company provides trustee, investment advisory, and administrative services to retirement plans and corporate employee benefit accounts. Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far
East), both wholly owned subsidiaries of FMR formed in 1986, supply investment research information, and may supply portfolio management services to FMR in connection with certain funds advised by FMR. FMR Texas Inc., a wholly owned subsidiary of FMR formed in 1989, supplies portfolio management and research services in connection with certain money market funds advised by FMR.
 FMR, its officers and directors, its affiliated companies and personnel, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions which have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Consolidated Statement of Financial Condition of Fidelity Management & Research Company and Subsidiaries as of December 31, 1992 are shown beginning on page . The unaudited Consolidated Statement of Financial Condition of Fidelity Management & Research Company and Subsidiaries
for the period    January 1, 1993     through    September 30, 19    93 are
shown beginning on page .
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; J. Gary Burkhead, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Burkhead,
John H. Costello,    David Breazzano, Daniel Harmetz, Leland Barron    ,
Gary L. French, and Arthur S. Loring, are currently officers of the
   trust     and officers or employees of FMR or FMR Corp. With the
exception of    Mr.     Costello, all of these persons are stockholders of
FMR Corp. FMR's address is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of the Directors of FMR.
 All of the stock of FMR is owned by a parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions, Fidelity Service Co., which is the transfer and shareholder servicing agent for certain of the retail funds advised by FMR, Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for certain institutional customers, and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity
organization.    Messrs. Johnson 3d, Burkhead, William L. Byrnes, James C.
Curvey, and Caleb Loring, Jr. are the Directors of FMR Corp. On November 30, 1993, Messrs. Johnson 3d, Burkhead, Curvey, and Loring, Jr. and Ms. Abigail Johnson owned approximately 34%, 3%, 3%, 11%, and 11%, respectively, of the voting common stock of FMR Corp. In addition, various Johnson family members and various trusts for the benefit of Johnson family members, for which Messrs. Burkhead, Curvey, or Loring, Jr. are Trustees, owned in the aggregate approximately 32% of the voting common stock of FMR Corp. Messrs. Johnson 3d, Burkhead, and Curvey owned approximately 2%, 3% and 1%, respectively, of the non-voting common stock of FMR Corp. In addition, various trusts for the benefit of members of the Johnson family, for which Mr. Loring, Jr. is the sole Trustee, and other trusts for the benefit of Johnson family members, through limited partnership interests in a partnership the corporate general partner of which is controlled by Mr. Johnson 3d, Mr. Loring, Jr., and other Johnson family members, together owned approximately 44% of the non-voting common stock of FMR Corp. Through ownership of voting common stock, Edward C. Johnson 3d (President and a Trustee of the trust), Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR Corp.
    During the period May 1, 1992 through November 30, 1993, the following transactions were entered into by officers and/or Trustees of the fund or of FMR Corp. involving more than 1% of the voting common, non-voting common or preferred stock of FMR Corp. Mr. C. Bruce Johnstone redeemed an aggregate of 25,500 shares of non-voting common stock for an aggregate cash payment of approximately $3.4 million. Mr. Morris J. Smith redeemed 15,000 shares of non-voting common stock for a cash payment of approximately $1.8 million.
ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide investment research information with respect to certain funds for which FMR acts as investment adviser. Under sub-advisory agreements with FMR U.K. and FMR Far East, FMR pays fees equal to 110% of FMR U.K.'s costs and 105% of FMR Far East's costs, respectively, in connection with research services provided for the benefit of certain Fidelity funds. No sub-advisory relationship with respect to FMR U.K. and FMR Far East exists for Spartan U.S. Government Money Market Fund.
 The Statements of Financial Condition    for     FMR U.K. and FMR Far East
as of    December 30, 1992 (audited) and for the period January 1, 1993 through September 30, 1993 (unaudited) are shown beginning on page .
Funds managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and
Expense Ratios (Exhibit 6) on page        .
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d and Burkhead are currently officers of the trust and officers or employees of FMR U.K. and FMR Far East. Messrs. Johnson 3d and Burkhead are stockholders of FMR Corp. The affiliations of Messrs. Johnson 3d and Burkhead are described in Proposal
1. The principal business address of the Directors and FMR U.K. and FMR Far East is 82 Devonshire Street, Boston, Massachusetts.
ACTIVITIES AND MANAGEMENT OF FMR TEXAS
 FMR Texas Inc. (FMR Texas) is a wholly   -    owned subsidiary of FMR
formed in 1989 to provide portfolio management services to Fidelity's money market funds and investment advice with respect to money market instruments. Under a sub-advisory agreement with FMR Texas, FMR pays FMR Texas a fee equal to 50% of the management fee retained by FMR under its effective Management Contract with the fund. During the fiscal year ended April 30, 1993 the fee paid by FMR to FMR Texas for Spartan U.S. Government Money Market Fund amounted to $3,308,294.
    The Statement of Financial Condition for FMR Texas as of December 30, 1992 (audited) and for the period January 1, 1993 through September 30,
1993 (unaudited) are shown beginning page .     Funds for which FMR has
entered into a sub-advisory agreement with FMR Texas, and the net assets of each of these funds are indicated in the Table of Average Net Assets and Expense Ratios (Exhibit 6) on page .
 The Directors of FMR Texas are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. Each of the Directors is also a Trustee of the fund. Messrs. Johnson 3d and Burkhead are currently officers of the fund, officers or employees of FMR Texas, and stockholders of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, MA. The principal business address of FMR Texas is 400 East Las Colinas Boulevard, Irving, TX.
 In addition to serving as Chairman and a Director of FMR Texas, Mr. Edward
C. Johnson 3d is President and a Trustee of the trust and other funds advised by FMR. He is Chairman, Chief Executive Officer, and a Director of FMR Corp., Chairman of the Board and of the Executive Committee of FMR, and a Director of FMR. Mr. Johnson 3d is also Chairman and Director of FMR U.K. Inc. and FMR Far East Inc.
 In addition to serving as President and a Director of FMR Texas, J. Gary Burkhead is Senior Vice President and a Trustee of the trust and of other funds advised by FMR. He is also President of FMR (1986) and President and Director of FMR U.K. Inc. and FMR Far East Inc.
BALANCE SHEETS
 The Consolidated Statements of Financial Condition of FMR   , FMR U.K.,
FMR Far East,     and of FMR Texas, as of December 31, 1992 (audited) and
as of September 30, 1993 (unaudited) are shown on pages  through    76    .
To the knowledge of FMR,    FMR U.K., FMR Far East, and     of FMR Texas,
there has been no material adverse change in    any     of their financial
conditions from September 30, 1993 to the date of this proxy statement. Proxies will not be voted for approval of any of the proposals in this proxy statement unless (a) in the judgment of the Board of Trustees of the trust there have been no material changes in the financial conditions of
FMR,    FMR U.K., FMR Far East,     and of FMR Texas, between September 30,
1993 and December 31, 1993 and (b) the trust has received a certificate of the Chairman, President, or Senior Vice President of FMR and of FMR Texas, dated the day on which such proxies are to be voted, that, to his or her knowledge, since December 31, 1993, there has been no material adverse
change in FMR's,    FMR U.K.'s, FMR Far East's, and     FMR Texas'
financial condition which has not been disclosed to shareholders in additional proxy solicitation material.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on
behalf of each        fund by FMR (either directly or through affiliated
sub-advisers) pursuant to authority contained in each fund's management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. Securities purchased and sold by Spartan U.S. Government Money Market Fund generally will be traded on a net basis (i.e., without commission). In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions. Commissions for foreign investments traded on foreign exchanges will generally be higher than for U.S. investments and may not be subject to negotiation.
 Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). For Spartan U.S. Government Money Market
Fund, FMR maintains a listing of broker-de   a    lers who provide such
services on a regular basis. However, as many transactions on behalf of the fund are placed with broker-dealers (including broker-dealers on the list) without regard to the furnishing of such services, it is not possible. For both Fidelity Capital & Income Fund and Spartan U.S. Government Money Market Fund, the selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
 The receipt of research from broker-dealers that execute transactions on behalf of each fund may be useful to FMR in rendering investment management services to the funds or their other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to each fund and their other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services. Ltd. (FBSL), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, except in accordance with
regulations    of the Securities and Exchange Commission    . Pursuant to
such regulations, the Board of Trustees has approved a written agreement that permits FBSI to effect portfolio transactions on national securities exchanges and to retain compensation in connection with such transactions.
 The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the
funds and review the commissions paid by    each fund     over
representative periods of time to determine if they are reasonable in
relation to the benefits to    each     fund.
    For the fiscal years ended April 30, 1993, 1992, and 1991, Fidelity Capital & Income Fund paid brokerage commissions of $101,716, $204,516, and $38,441, respectively. During fiscal 1993, approximately $96,045 or 96% of these commissions were paid to brokerage firms which provide research services, although the provisions of such services was not necessarily a factor in the placement of all of this business with such firms. The fund pays both commissions and spreads in connection with the placement of portfolio transactions; FBSI and FBSL are paid on a commission basis. During fiscal 1993, 1992, and 1991, Fidelity Capital & Income Fund paid $4,148, $2,954, and $0, respectively, in brokerage commissions to FBSI. Spartan U.S. Government Money Market Fund paid no brokerage commissions. For the fiscal years ended April 30, 1993 and 1992 Fidelity Capital & Income Fund's annual portfolio turnover rates were 102% and 132%, respectively.
 From time to time the Trustees will review whether the recapture for the benefit of a fund of some portion of the brokerage commissions or similar fees paid by that fund on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine, in the exercise of their business judgment, whether it would be advisable for a fund to seek such recapture.
 Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each of the funds are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund.
 When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the funds involved to be equitable to each fund. In some cases, this system could have a detrimental effect on the price or value of a security as far as each of the funds is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the
fund   s    . It is the current opinion of the Trustees that the
desirability of retaining FMR as investment adviser to the funds outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
CONTRACTS WITH COMPANIES AFFILIATED WITH FMR
 For Fidelity Capital & Income Fund, FSC is transfer, dividend disbursing, and shareholders' servicing agent. Under the trust's contract with FSC, the fund pays an annual fee of $25.50 per basic retail account with a balance of $5,000 or more, $15.00 per basic retail account with a balance of less than $5,000 and a supplemental activity charge of $5.61 for monetary transactions. These fees and charges are subject to annual cost escalation based on postal rate changes and changes in wage and price levels as measured by the National Consumer Price Index for Urban Areas. With respect to certain institutional client master accounts, the fund pays FSC a per-account fee of $95, and monetary transaction charges of $20 or $17.50 depending on the nature of services provided. With respect to certain broker-dealer master accounts, the fund pays FSC a per-account fee of $30, and a charge of $6 for monetary transactions. Fees for certain institutional retirement plan accounts are based on the net assets of all such accounts in the fund.
 Under the contract, FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements. Transfer agent fees,
including reimbursement for out-of-pocket expenses, paid to FSC        for
the fiscal years ended April 30, 1993, 1992, and 1991, were $3,508,245,
$2,395,751 and $2,160   ,    494 respectively.
 The trust's contract with FSC also provides that FSC will perform the
calculations necessary to determine    Fidelity Capital & Income Fund's
net asset value per share     and dividends, and maintain each fund's
accounting records. Prior to July 1, 1991, the annual fee for these pricing and bookkeeping services was based on two schedules, one pertaining to a fund's average net assets, and one pertaining to the type and number of transactions a fund made. For Fidelity Capital & Income Fund, the fee rates in effect as of July 1, 1991 are based on the fund's average net assets, specifically, .04% for the first $500 million of average net assets and .02% for average net assets in excess of $500 million. The fee is limited to a minimum of $45,000 and a maximum of $750,000 per year. Pricing and bookkeeping fees, including related out-of-pocket expenses, paid to FSC for the fund, for fiscal 1993, 1992, and 1991, were $461,410, $303,004 and
$140,4   8    7 respectively.    FSC also receives fees for administering
Fidelity Capital & Income Fund's securities lending program. Securities lending fees are based on the number and duration of individual securities loans. Securities lending fees for fiscal 1993, 1992, and 1991 were $1,846, $0, and $29,161, respectively.
    With respect to Spartan U.S. Government Money Market Fund, FSC performs transfer agency, dividend disbursing, and shareholder servicing functions for the fund. The costs of these services are borne by FMR pursuant to its
management contract with the fund.     FSC also calculates Spartan U.S.
Government Money Market Fund's    net asset value per share     and
dividends, maintains the fund's general accounting records. The costs of these services are borne by FMR pursuant to its management contract with the fund.
    Each     fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National
Association of Securities Dealers, Inc.    Each fund's     distribution
agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Service Co., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and each fund's respective Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research Company
 (a Wholly-Owned Subsidiary of FMR Corp.):
 We have audited the accompanying consolidated statement of financial condition of Fidelity Management & Research Company as of December 31, 1992. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the consolidated financial position of Fidelity Management & Research Company as of December 31, 1992, in conformity with generally accepted accounting principles.


    COOPERS & LYBRAND
Boston, Massachusetts
January 29, 1993
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1992
(IN THOUSANDS)
________

ASSETS
Cash and cash equivalents   $ 5,960
Management fees receivable    67,506
Invested assets:
 Managed funds (market value $82,406)    79,248
 Other (fair value $24,066)    21,668
Property and equipment, net    70,275
Deferred income taxes    24,331
Prepaid expenses and other assets    9,042
  Total Assets   $ 278,030
LIABILITIES AND STOCKHOLDER'S EQUITY
Payable to mutual funds   $ 12,761
Accounts payable and accrued expenses    27,330
Payable to parent company    121,923
Other liabilities    2,590
  Total Liabilities    164,604
Stockholder's equity:
Common stock, $.30 par value;
 authorized 50,000 shares;
 issued and outstanding
 26,500 shares    8
Additional paid-in capital    36,590
Retained earnings    76,828
  Total Stockholder's Equity    113,426
  Total Liabilities and Stockholder's Equity   $ 278,030
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Fidelity Management & Research Company and Subsidiaries (the Company) provide investment management and advisory services and other services principally for the Fidelity Investments Family of Funds. The Company also provides computer support and systems development services to affiliated companies.
PRINCIPLES OF CONSOLIDATION
The consolidated statement of financial condition includes the accounts of Fidelity Management & Research Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated.
INVESTED ASSETS
Managed funds investments (consisting primarily of Fidelity Mutual Funds) are carried at the lower of aggregate cost or market. Other invested assets consist primarily of an investment in a limited partnership which is carried at cost. Certain restrictions exist with respect to the sale or transfer of this investment to third parties. For managed funds investments and other securities, fair value is determined by the quoted market price except in the case of restricted investments which are valued based on management's assessment of fair value. When the Company has determined that an impairment, which is deemed other than temporary, in the market or fair value of an invested asset has occurred, the carrying value of the investment is reduced to its net realizable value.
INCOME TAXES
The Company is included in the consolidated federal and state income tax returns of FMR Corp. Deferred income taxes are allocated to the Company by FMR Corp. as a direct charge (credit) and arise due to the differences in the timing of recognition of certain items of income and expense for tax and financial reporting purposes.
In February 1992, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (the Statement). The Statement mandates the liability method for computing deferred income taxes. The Company is required to adopt the Statement in 1993. Upon adoption, the principles of the Statement may be applied retroactively or on a prospective basis. The effect on the Company's consolidated financial position of adopting the Statement is not expected to be material.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
PROPERTY AND EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation of furniture and equipment is computed over the estimated useful lives of the related assets, which are principally three to five years, using the straight-line method. Leasehold improvements are amortized over the lesser of their economic useful lives or the period of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful life of the assets are capitalized.
PENSION AND PROFIT SHARING PLANS
The Company participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company.
The Company also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all eligible employees. FUTURES CONTRACTS
The Company utilizes futures contracts to hedge a portion of its investments against changes in value. Futures contracts are valued at the settlement price established each day by the exchange on which they are traded. Realized and unrealized gains and losses arising from these contracts are deferred until the disposition of the underlying hedged assets.
B. PROPERTY AND EQUIPMENT, NET
At December 31, 1992, property and equipment, at cost, consists of (in thousands):
Furniture   $ 2,713
Equipment (principally computer related)    227,020
Leasehold improvements    7,149
      236,882
Less: Accumulated depreciation and amortization    166,607
     $ 70,275
C. TRANSACTIONS WITH AFFILIATED COMPANIES
In connection with its operations, the Company provides services to and obtains services from affiliated companies. Transactions related to these services are settled, in the normal course of business, through an intercompany account with the Company's parent, FMR Corp. The terms of these transactions may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties. FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
________

D. COMMITMENTS
Aggregate rentals of office space and equipment under operating leases with non-cancellable terms in excess of one year at December 31, 1992 are as follows (in thousands):
Year
1993 $1,241
1994 1,391
1995 1,494
1996 1,251
1997  853
Thereafter 1,114
E. FUTURES CONTRACTS
The futures contracts involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Consolidated Statement of Financial Condition. Risks may be caused by the imperfect correlation between movements in the price of the contracts and the price of the underlying securities. Risks also may arise if there is an illiquid secondary market for the instruments, or due to the inability of the counterparties to perform.
At December 31, 1992, the Company had outstanding futures sales contracts expiring in March 1993 with an aggregate face value of approximately $17,520,000. Current value of such contracts approximated $17,796,000 at December 31, 1992.
F. EVENTS SUBSEQUENT TO REPORT OF INDEPENDENT ACCOUNTANTS
On March 1, 1993, a significant subsidiary of the Company, Fidelity Investments Institutional Services Company, Inc. was transferred to the Company's parent. As of December 31, 1992, this subsidiary had net worth, intercompany assets, and total assets of approximately $55,000,000, $43,000,000 and $63,000,000, respectively.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
SEPTEMBER 30, 1993
(UNAUDITED)
(IN THOUSANDS)
________

ASSETS
Cash and cash equivalents   $ 117
Management fees receivable    94,523
Managed funds (market value $78,836)    69,808
Property and equipment, net    112,898
Deferred income taxes    15,389
Other investments    3,209
Prepaid expenses and other assets    5,741
Prepaid income taxes    177
  Total Assets   $ 301,862
LIABILITIES AND STOCKHOLDER'S EQUITY
Payable to mutual funds   $ 10,946
Accounts payable and accrued expenses    83,481
Payable to parent company    116,832
Other liabilities    2,571
  Total Liabilities    213,830
Stockholder's equity:
Common stock, $.30 par value;
 authorized 50,000 shares;
 issued and outstanding
 26,500 shares    8
Additional paid-in capital    38,824
Retained earnings    49,200
  Total Stockholder's Equity    88,032
  Total Liabilities and Stockholder's Equity   $ 301,862
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(UNAUDITED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Fidelity Management & Research Company and Subsidiaries (the Company) provide investment management and advisory services and other services principally for the Fidelity Investments Family of Funds. The Company also provides computer support and systems development services to affiliated companies.
PRINCIPLES OF CONSOLIDATION
The consolidated statement of financial condition includes the accounts of Fidelity Management & Research Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated.
INVESTED ASSETS
Managed funds investments (consisting primarily of Fidelity Mutual Funds) are carried at the lower of aggregate cost or market. Other invested assets consist primarily of an investment in a limited partnership which is carried at cost. Certain restrictions exist with respect to the sale or transfer of this investment to third parties. For managed funds investments and other securities, fair value is determined by the quoted market price except in the case of restricted investments which are valued based on management's assessment of fair value. When the Company has determined that an impairment, which is deemed other than temporary, in the market or fair value of an invested asset has occurred, the carrying value of the investment is reduced to its net realizable value.
INCOME TAXES
The Company is included in the consolidated federal and state income tax returns of FMR Corp. Deferred income taxes are allocated to the Company by FMR Corp. as a direct charge (credit) and arise due to the differences in the timing of recognition of certain items of income and expense for tax and financial reporting purposes.
In 1993, the Company adopted the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (the Statement). The principles of the Statement were applied retroactively, and did not have a material affect on the Company's consolidated financial position.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(UNAUDITED)
(CONTINUED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
PROPERTY AND EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation of furniture and equipment is computed over the estimated useful lives of the related assets, which are principally three to five years, using the straight-line method. Leasehold improvements are amortized over the lesser of their economic useful lives or the period of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful life of the assets are capitalized.
PENSION AND PROFIT SHARING PLANS
The Company participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company.
The Company also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all eligible employees.
B. PROPERTY AND EQUIPMENT, NET
At September 30, 1993, property and equipment, at cost, consists of (in thousands):
Furniture   $ 1,853
Equipment (principally computer related)    276,647
Leasehold improvements    5,859
      284,359
Less: Accumulated depreciation and amortization    171,461
     $ 112,898
C. TRANSACTIONS WITH AFFILIATED COMPANIES
In connection with its operations, the Company provides services to and obtains services from affiliated companies. Transactions related to these services are settled, in the normal course of business, through an intercompany account with the Company's parent, FMR Corp. The terms of these transactions may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties. FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(UNAUDITED)
(CONTINUED)
________

D. TRANSFER OF SUBSIDIARY
On March 1, 1993, a significant subsidiary of the Company, Fidelity Investments Institutional Services Company, Inc. was transferred to the Company's parent. As of March 1, 1993, this subsidiary had net worth and total assets of approximately $53,000,000, and $70,000,000, respectively. FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research (U.K.) Inc.
  (a Wholly-Owned Subsidiary of Fidelity Management & Research
Company):
 We have audited the accompanying statement of financial condition of Fidelity Management & Research (U.K.) Inc. as of December 31, 1992. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Fidelity Management & Research (U.K.) Inc. as of December 31, 1992, in conformity with generally accepted accounting principles.


    COOPERS & LYBRAND
Boston, Massachusetts
January 29, 1993
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1992
________

ASSETS
Investments at lower of cost or market (cost $2,435,422)   $ 2,351,700
Equipment, net of accumulated
 depreciation of $349,058    982,463
Other assets    143,762
Accounts receivable from parent    890,605
  Total Assets   $ 4,368,530
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Subordinated loan   $ 1,608,100
Accounts payable to affiliate    121,567
Income taxes payable    91,743
Other liabilities    86,706
  Total Liabilities    1,908,116
Stockholder's equity:
Common stock, $1, par value;
     authorized 300,000 shares;
     issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    2,459,414
  Total Stockholder's Equity     2,460,414
  Total Liabilities and Stockholder's Equity   $ 4,368,530
The accompanying notes are an integral part
of the statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) NOTES TO STATEMENT OF
FINANCIAL CONDITION
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
BASIS OF REPORTING
The financial statement is presented in accordance with United States generally accepted accounting principles. The functional and reporting currency for Fidelity Management & Research (U.K.) Inc. (the Company) is the U.S. dollar.
BUSINESS
The Company is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company is a registered investment advisor and provides research and investment advisory services under subadvisory agreements with its parent. The Company also provides research advice to the parent and an affiliate pursuant to a research joint venture agreement.
INVESTMENTS
Investments consist of shares held in a Fidelity mutual fund and are carried at the lower of cost or market. The fair value of investments is equal to the quoted market price.
EQUIPMENT
Equipment is stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Maintenance and repairs are charged to operations when incurred.
SUBORDINATED LOAN
The Company has a subordinated loan payable to its parent and due on March 31, 1994.The loan is subordinated in all respects to the rights of senior creditors. Interest is payable annually at a rate equal to LIBOR on the date of the agreement. Repayment or modification of this loan is subject to regulatory approval.
INCOME TAXES
The Company is included in the consolidated federal and state income tax returns of FMR Corp., the parent company of Fidelity Management & Research Company. The Company is assessed a charge by FMR Corp. at the higher of the U.S. statutory income tax rate or the applicable foreign statutory income tax rate based upon its pretax accounting income adjusted for permanent book/tax differences, if any.
B. NET CAPITAL REQUIREMENT:
The Company is subject to certain financial regulatory resource rules which requires the Company to maintain a certain level of net capital (as defined). At December 31, 1992, the minimum net capital requirement of approximately $750,000 has been satisfied by the Company.
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
STATEMENT OF FINANCIAL CONDITION
SEPTEMBER 30, 1993
(UNAUDITED)
________

ASSETS
Investments at lower of cost or market
 (market value $3,023,991)   $ 2,482,897
Equipment, net of accumulated depreciation of $693,466    713,873
Accounts receivable from parent    3,129,092
  Total Assets   $ 6,325,862
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Subordinated loan   $ 1,608,100
Accounts payable to affiliate    1,923,816
Income taxes payable    181,225
Other Liabilities    130
Total Liabilities    3,713,271
Stockholder's Equity:
Common stock, $1, par value;
 authorized 300,000 shares;
issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    2,611,591
 Total Stockholder's Equity    2,612,591
 Total Liabilities and Stockholder's Equity   $ 6,325,862
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
NOTES TO STATEMENT OF FINANCIAL CONDITION
(UNAUDITED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
BASIS OF REPORTING
The financial statements are presented in accordance with United States generally accepted accounting principles. The functional and reporting currency for Fidelity Management & Research (U.K.) Inc. (the Company) is the U.S. dollar.
BUSINESS
The Company is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company is a registered investment advisor and provides research and investment advisory services under subadvisory agreements with its parent. The Company also provides research advice to the parent and an affiliate pursuant to a research joint venture agreement.
 REVENUE RECOGNITION
Fees earned from management and investment advisory services provided to mutual funds are recognized as earned and shared equally with the parent. Research joint venture fees are charged to the parent and an affiliate based on a cost plus fee arrangement. Intercompany transactions are settled during the normal course of business. Gains and losses from the sale of invested assets are computed on a specific identified cost basis. INVESTMENTS
Investments consist of shares held in Fidelity mutual funds and are carried at the lower of aggregate cost or market. The fair value of investments is equal to the quoted market price.
EQUIPMENT
Equipment is stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Maintenance and repairs are charged to operations when incurred.
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
(CONTINUED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
SUBORDINATED LOAN
The Company has a subordinated loan payable to its parent and due on March 31, 1994. The loan is subordinated in all respects to the rights of senior creditors. Interest is payable annually at a rate equal to LIBOR on the date of the agreement. Repayment or modification of this loan is subject to regulatory approval.
INCOME TAXES
The Company is included in the consolidated federal and state income tax returns of FMR Corp., the parent company of Fidelity Management & Research Company. The Company is assessed a charge by FMR Corp. at the higher of the U.S. statutory income tax rate or the applicable foreign statutory income tax rate based upon its pretax accounting income adjusted for permanent book/tax differences, if any.
B. NET CAPITAL REQUIREMENT:
The Company is subject to certain financial regulatory resource rules which require the Company to maintain a certain level of net capital (as defined). At September 30, 1993, the minimum net capital requirement of approximately $425,000 has been satisfied by the Company.
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research (Far East) Inc.
 (a Wholly-Owned Subsidiary of Fidelity Management & Research Company):
 We have audited the accompanying statement of financial condition of Fidelity Management & Research (Far East) Inc. as of December 31, 1992. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Fidelity Management & Research (Far East) Inc. as of December 31, 1992, in conformity with generally accepted accounting principles.


    COOPERS & LYBRAND
Boston, Massachusetts
January 29, 1993
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1992
________

ASSETS
Cash    $ 19,146
Investments (market value $1,010,000)    1,009,000
Furniture and equipment, net of
 accumulated depreciation of $10,068    1,278
Prepaid expenses and other assets    143,499
  Total Assets   $ 1,172,923
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Payable to parent company   $ 105,983
Payable to affiliate    286,387
Income taxes payable    202,728
  Total Liabilities    595,098

Stockholder's equity:
Common stock, $1, par value;
 authorized 300,000 shares;
 issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    576,825
  Total Stockholder's Equity    577,825
  Total Liabilities and Stockholder's Equity   $ 1,172,923
The accompanying notes are an integral part
of the statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) NOTES TO STATEMENT
OF FINANCIAL CONDITION
________

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
BUSINESS
Fidelity Management & Research (Far East) Inc. (the Company) is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company provides investment research advice under a subadvisory agreement with its parent.
The Company is a registered investment advisor and receives fees from its parent for the services provided. Intercompany transactions are settled during the normal course of business.
INVESTMENTS
Investments consist of shares held in a Fidelity mutual fund and are carried at the lower of cost or market. The fair value of investments is equal to the quoted market price.
FURNITURE AND EQUIPMENT
Furniture and equipment are stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method.
INCOME TAXES
The Company is included in the consolidated federal and state income tax returns of FMR Corp., the parent company of Fidelity Management & Research Company. The Company is assessed a charge by FMR Corp. at the higher of the U.S. statutory income tax rate or the applicable foreign statutory income tax rates based upon its pretax accounting income adjusted for permanent book/tax differences, if any.
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
STATEMENT OF FINANCIAL CONDITION
SEPTEMBER 30, 1993
(UNAUDITED)
ASSETS
Cash    $ 19,146
Investments (market value $603,714)    555,702
Furniture and equipment, net of
accumulated depreciation of $10,582    764
Prepaid expenses and other assets    143,499
Receivable from parent company    30,491
  Total Assets   $ 749,602
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Payable to affiliate   $ 50,700
Income taxes payable    109,967
  Total Liabilities    160,667
Stockholder's equity:
Common stock, $1, par value;
 authorized 300,000 shares;
 issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    587,935
  Total Stockholder's Equity    588,935
  Total Liabilities and Stockholder's Equity   $ 749,602
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
NOTES TO STATEMENT OF FINANCIAL CONDITION
(UNAUDITED)
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
BUSINESS
Fidelity Management & Research (Far East) Inc. (the Company) is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company provides investment research advice under a subadvisory agreement with its parent.
The Company is a registered investment advisor and receives fees from its parent for the services provided. Intercompany transactions are settled during the normal course of business.
INVESTMENTS
Investments consist of shares held in a Fidelity mutual fund and are carried at the lower of cost or market. The fair value of investments is equal to the quoted market price.
FURNITURE AND EQUIPMENT
Furniture and equipment are stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Maintenance and repairs are charged to operations when incurred. INCOME TAXES
The Company is included in the consolidated federal and state income tax returns of FMR Corp., the parent company of Fidelity Management & Research Company. The Company is assessed a charge by FMR Corp. at the higher of the U.S. statutory income tax rate or the applicable foreign statutory income tax rates based upon its pretax accounting income adjusted for permanent book/tax differences, if any.
FMR TEXAS, INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of FMR Texas, Inc.
 (A Wholly-Owned Subsidiary of Fidelity Management & Research Company):
 We have audited the accompanying statement of financial condition of FMR Texas, Inc. as of December 31, 1992. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of FMR Texas, Inc. as of December 31, 1992, in conformity with generally accepted accounting principles.


    COOPERS & LYBRAND
Boston, Massachusetts
January 29, 1993
FMR TEXAS, INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1992
________

ASSETS
Cash    $ 529
Investments (market value $1,120,493)    1,054,679
Property and equipment, net    1,666,938
Deferred income taxes    279,209
  Total Assets   $ 3,001,355
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Payable to parent company   $ 1,530,710
Accounts payable and accrued expenses    140,054
  Total Liabilities    1,670,764
Stockholder's equity:
Common stock, $1 par value;
 authorized 100,000 shares;
 issued and outstanding 1,000 shares    1,000
Additional paid-in capital    1,009,585
Retained earnings    320,006
  Total Stockholder's Equity    1,330,591
  Total Liabilities and Stockholder's Equity   $ 3,001,355
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FMR TEXAS, INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) NOTES TO STATEMENT OF
FINANCIAL CONDITION
________

A. SIGNIFICANT ACCOUNTING POLICIES:
BUSINESS
FMR Texas, Inc. (the Company) is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company was formed to provide, under a subadvisory agreement with its parent, investment management and advisory services.
The Company is a registered investment advisor and receives fees from its parent for the services provided.
Intercompany transactions with Fidelity Management & Research Company are settled during the normal course of business. The terms of these transactions may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties. INVESTMENTS
Investments, comprised of shares held in a mutual fund, are stated at the lower of cost or market. The fair value of investments is equal to the quoted market price.
PROPERTY AND EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Leasehold improvements are amortized over the lesser of their economic useful life or the period of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful lives of the assets are capitalized.
INCOME TAXES
The Company is included in the consolidated federal and state income tax returns of FMR Corp., the parent company of Fidelity Management & Research Company. Deferred federal income taxes are allocated to the Company by FMR Corp. as a direct charge (credit) and arise due to the differences in the timing of recognition of certain items of income and expense for tax and financial reporting purposes.
In February 1992, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No 109, "Accounting for Income Taxes" (the Statement). The Statement mandates the liability method for computing deferred income taxes. The Company is required to adopt the Statement in 1993. Upon adoption, the principles of the Statement may be applied retroactively or on a prospective basis. The effect on the Company's consolidated financial position of adopting the Statement is not expected to be material.
FMR TEXAS, INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) NOTES TO STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
________

A. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
PENSION AND PROFIT SHARING PLANS
The Company participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company.
The Company also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all eligible employees.
B. PROPERTY AND EQUIPMENT, NET
At December 31, 1992, property and equipment, at cost, consist of:
Furniture   $ 2,116
Equipment (principally computer related)    762,523
Leasehold improvements    1,496,654
      2,261,293
Less: Accumulated depreciation and amortization    594,355
     $ 1,666,938
FMR TEXAS, INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
SEPTEMBER 30, 1993
(UNAUDITED)
(IN THOUSANDS)
________

ASSETS
Cash    $ 529
Investments (market value $1,149,331)    1,142,138
Property and equipment, net    1,377,397
Receivable from parent company    768,386
Income taxes receivable    75,505
Deferred income taxes    95,931
  Total Assets   $ 3,459,886
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Accounts payable and accrued expenses   $ 2,257,041
  Total Liabilities    2,257,041
Stockholder's equity:
Common stock, $1 par value;
 authorized 100,000 shares;
 issued and outstanding
 1,000 shares    1,000
Additional paid-in capital    1,009,585
Retained earnings    192,260
  Total Stockholder's Equity    1,202,845
  Total Liabilities and Stockholder's Equity   $ 3,459,886
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FMR TEXAS, INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(UNAUDITED)
________

A. SIGNIFICANT ACCOUNTING POLICIES:
BUSINESS
FMR Texas, Inc. (the Company) is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company was formed to provide, under a subadvisory agreement with its parent, investment management and advisory services.
The Company is a registered investment advisor and receives fees from its parent for the services provided.
Intercompany transactions with Fidelity Management & Research Company are settled during the normal course of business. The terms of these transactions may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties. INVESTMENTS
Investments, comprised of shares held in a mutual fund, are stated at the lower of aggregate cost or market. The fair value of investments is equal to the quoted market price.
PROPERTY AND EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Leasehold improvements are amortized over the lesser of their economic useful life or the period of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful lives of the assets are capitalized.
INCOME TAXES
The Company is included in the consolidated federal and state income tax returns of FMR Corp., the parent company of Fidelity Management & Research Company. Deferred federal income taxes are allocated to the Company by FMR Corp. as a direct charge (credit) and arise due to the differences in the timing of recognition of certain items of income and expense for tax and financial reporting purposes.
In 1993, the Company adopted the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (the Statement). The principles of the Statement were applied retroactively, and did not have a material affect on the Company's consolidated financial position.
FMR TEXAS, INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(UNAUDITED)
________

A. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
PENSION AND PROFIT SHARING PLANS
The Company participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company.
The Company also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all eligible employees.
B. PROPERTY AND EQUIPMENT, NET
At September 30, 1993, property and equipment, at cost, consist of:
Furniture   $ 2,962
Equipment (principally computer related)    779,905
Leasehold improvements    1,496,655
      2,279,522
Less: Accumulated depreciation and amortization    902,125
     $ 1,377,397

EXHIBIT 1
AGREEMENT AND PLAN OF CONVERSION AND TERMINATION
 THIS AGREEMENT AND PLAN OF CONVERSION AND TERMINATION (the Agreement) is
made as of the    June 17, 1993    , by and between Spartan U.S. Government
Money Market Fund (the Fund), a separate series of Fidelity Summer Street Trust (the Massachusetts Trust) a business trust duly formed under the laws of the Commonwealth of Massachusetts, and Fidelity Hereford Street Trust (the Trust), a business trust duly formed under the laws of the State of Delaware.
 This Agreement is intended to effect the conversion of the Fund into a series of the Delaware business trust. The conversion will involve the transfer of all of the assets of the Fund solely in exchange for assumption by a series of the Trust of all liabilities of the Fund and issuance of shares of beneficial interest of a series of the Trust (the Trust Series Shares), followed by the constructive distribution, on the Closing Date hereinafter referred to, of such Trust Series Shares to the holders of shares of beneficial interest of the Fund (the Fund Shareholders) in liquidation and termination of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
 In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1. TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SHARES OF THE TRUST; DISSOLUTION OF THE FUND
 1.1. Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Fund agrees to transfer its assets as set forth in paragraph 1.2 to a separate series of the Trust (the Series) established by the Trust solely for the purpose of acquiring all of the assets of the Fund, which Series has not issued any Trust Series Shares (except for one share issued to Fidelity Management
& Research Company (FMR        or commenced operations. The Trust, on
behalf of the Series, agrees in exchange therefor (1) that the Series shall assume all of the Fund's liabilities, whether contingent or otherwise, then existing, and further (2) that the Trust shall deliver to the Fund the number of full and fractional Trust Series Shares equal to the value and number of full and fractional shares of the Fund outstanding at the time of closing, as described in paragraph 3.1, on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.
 1.2. The assets of the Fund to be acquired by the Trust on behalf of the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Fund and other property owned by the Fund and any deferred or prepaid expenses shown as assets on the books of the Fund on the Closing Date provided for in paragraph 3.1.
 1.3. Immediately upon delivery to the Fund of the Trust Series Shares, the individual Trustees of the Fund or any officer duly authorized by them, on the Fund's behalf as the then sole shareholder of the Trust, shall (1) elect as trustees of the Trust (Trustees) the persons who are elected pursuant to Proposal 1 in the proxy statement distributed in connection
with the special meeting of Fund Shareholders (Proxy Statement        in
the same manner that Fund Shareholders so vote; (2) approve or disapprove
(i) a Management Contract between the Trust and FMR, (ii) a Sub-Advisory Agreement between FMR and FMR Texas Inc., (iii) a Distribution and Service Plan under Rule 12b-1 under the Investment Company Act of 1940, as amended (1940 Act), between the Trust and Fidelity Distributors Corporation (FDC) substantively identical to the plan and contracts currently in effect with the Fund, except as to the parties to such plan or contract, (iv) the independent accounts who currently serve in that capacity for the Fund, and
(v) the adoption of revised fundamental policies described in proposals twelve through seventeen of the Proxy Statement.
 1.4. As provided in paragraph 3.3, on the Closing Date the Fund will constructively distribute the Trust Series Shares pro rata in proportion to their respective shares of beneficial interest in the Fund (Fund Shares) to Fund Shareholders of record determined as of the close of business on the Closing Date, in liquidation of such Fund Shares. Such distribution will be accomplished by the transfer of the Trust Series Shares then credited to the account of the Fund on the share records of the Trust to open accounts on those records in the names of such Fund Shareholders and representing the respective pro rata number of the Trust Series Shares due such Fund Shareholders. The Trust shall not issue certificates representing Trust Series Shares in connection with such distribution. Fractional Trust Series Shares shall be rounded to the third decimal place.
 1.5. Immediately after the distribution of the Trust Series Shares as set forth in Section 1.4, the Fund shall be terminated and liquidated and any such further actions shall be taken in connection therewith as required by applicable law.
 1.6. Ownership of Trust Series Shares will be shown on the books of Fidelity Service Co. (FSC) as the Trust's transfer agent.
 1.7. Any transfer taxes payable upon issuance of Trust Series Shares in a name other than the registered holder of the corresponding Fund Shares on the books of the Fund as of that time shall be paid by the person to whom such Trust Series Shares are to be distributed as a condition of such transfer.
 1.8. Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and any later date on which the Fund may be terminated.
2. VALUATION
 2.1. The value of the Fund's net assets to be acquired by the Trust on behalf of the Series hereunder shall be the net asset value computed as of the valuation time provided in the Fund's prospectus on the Closing Date, using the valuation procedures set forth in the Fund's then current Prospectus or Statement of Additional Information.
 2.2. The number, value and denominations of full and fractional Trust Series Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value and denomination of full and fractional Fund Shares outstanding on the Closing Date.
 2.3. All computations of value shall be made by FSC, a division of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.
3. CLOSING AND CLOSING DATE
 3.1. The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Trust Series Shares, as described above, together with related acts necessary to consummate such acts (Closing), shall occur at the principal office of the
Trust on    June 17, 1994     (Closing Date), or at such other place or
later date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the last daily determination of the Fund's net asset value or at such other time and/or place as the parties may agree.
 3.2. In the event that, on the Closing Date, (a) the New York Stock Exchange is closed to trading, or trading thereon is restricted, or (b) trading or reporting of trading on said Exchange or in any market in which portfolio securities of the Fund are traded is disrupted so that accurate appraisal of the value of the total net assets of the Fund is impracticable, the Closing shall be postponed until the first business day upon which trading shall have been fully resumed and reporting shall have been restored.
 3.3. The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified the Custodian, as Custodian for the Fund, of the Fund's conversion to a series of the Trust.
 3.4. FSC, as transfer agent for the Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of the Fund Shareholder account to an account as a holder of Trust Series Shares. The Trust shall issue and deliver a confirmation to the Fund evidencing the Trust Series Shares to be credited on the Closing Date or provide evidence satisfactory to the Fund that such Trust Series Shares have been credited to the Fund's account on the books of the Trust. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
4. REPRESENTATIONS AND WARRANTIES
 4.1. The Fund represents and warrants as follows:
  4.1.A. The Fund is a Massachusetts business trust or series thereof duly formed and validly existing under the laws of the Commonwealth of Massachusetts;
  4.1.B. The Fund is duly registered as an open-end management investment company under the 1940 Act, or is a series of a registrant and such registration is in full force and effect;
  4.1.C. The Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Declaration of Trust dated December 14, 1988 or the Fund's Bylaws or, to the Fund's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound;
  4.1.D. The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;
  4.1.E. To the Fund's knowledge, no material litigation or administrative proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets, except as previously disclosed in writing to the Trust. The Fund knows of no facts that might form the basis for the institution of such proceedings, and the Fund is not a party to, or subject to, the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
  4.1.F. At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns;
  4.1.G. All issued and outstanding Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable, except that under Massachusetts law, shareholders of a Massachusetts business trust may be held personally liable for the obligations of the trust;
  4.1.H. The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;
  4.1.I. All of the issued and outstanding Fund Shares will, at the time of the Closing, be held by the persons and in the amounts as certified in accordance with the provisions of paragraph 3.4;
  4.1.J. On the Closing Date, the Fund will have good and marketable title to its assets to be transferred to the Series pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Trust will acquire good and marketable title thereto;
  4.1.K. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to approval of Fund Shareholders, and will not conflict with the Fund's Declaration of Trust, or Bylaws, if any, or any provision of any agreement to which the Fund is a party or by which it is bound, or to the knowledge of the Fund, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or by which it is bound;
  4.1.L. To the best of the knowledge of the Fund's management, there is no plan or intention by the Fund's shareholders to sell, exchange or otherwise dispose of any of the Trust Series Shares to be received in the conversion;
  4.1.M. The Fund shares are widely held and may be purchased and redeemed upon request;
  4.1.N. No consideration other than Trust Series Shares will be issued in exchange for the Fund Shares in the conversion;
  4.1.O. Immediately following consummation of the conversion, the Fund Shareholders will own all of the Trust Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the conversion;
  4.1.P. Immediately following the consummation of the conversion, the Trust will hold on behalf of the Series the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the conversion. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the conversion will, in the aggregate, constitute less than 1% of the net assets of the Fund;
  4.1.Q. At the time of the conversion, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in the Fund;
  4.1.R. There is no intercompany indebtedness between the Trust on behalf of the Series and the Fund that was issued, acquired or that will be settled at a discount;
  4.1.S. The Fund's liabilities to be assumed by the Trust on behalf of the Series in the conversion were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;
  4.1.T. The Fund's shareholders each will pay their own expenses, if any, incurred in connection with the conversion;
  4.1.U. The fair market value of the Fund's assets to be transferred by the Fund to the Trust on behalf of the Series will equal or exceed the Fund's liabilities to be assumed by the Trust on behalf of the Series plus the liabilities to which the transferred assets are subject;
  4.1.V. The Fund is a regulated investment company as defined in Section 851 of the Internal Revenue Code of 1986, as amended (the Code);
  4.1.W. The Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;
  4.1.X. To the Fund's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date under the Securities Act of 1933 (the 1933 Act), the Securities Exchange Act of 1934 (the 1934 Act) and the 1940 Act, and such as may be required under state securities laws;
  4.1.Y. The Statements of Assets and Liabilities and Operations, the Statement of Changes in Net Assets, Per Share Data and Ratios, and the Schedule of Investments of the Fund at April 30, 1993 (copies of which have been furnished to the Trust) have been audited by Coopers & Lybrand, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are presented in accordance with generally accepted accounting principles, and fairly present, in all material respects, the financial condition of the Fund as of such date, and there are no material known liabilities of the Fund at such date (contingent or otherwise) not disclosed therein;
  4.1.Z. Since    April     3   0    , 199   3     there has not been any
material adverse change in the Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Trust; and
  4.1.A.A. The Fund will be liquidated immediately after the conversion.
 4.2. The Trust represents and warrants as follows:
  4.2.A. The Trust is a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware; that the Trust filed its Trust Certificate with the Secretary of State of Delaware;
  4.2.B. The Series is a duly established and designated Series of the Trust;
  4.2.C. The Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Trust Instrument or Bylaws of the Trust or, to the Trust's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound;
  4.2.D. To the Trust's knowledge, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Trust or any of its properties or assets, except as previously disclosed in writing to the Fund. The Trust knows of no facts that might form the basis for the institution of such proceedings, and the Trust is not a party to, or subject to, the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
  4.2.E. The Trust intends for the Series to be a regulated investment company, under Section 851 of the Code;
  4.2.F. Prior to the Closing Date, there shall be no issued and outstanding Trust Series Shares or any other securities issued by the Series; Trust Series Shares issued in connection with the transactions contemplated herein will be, duly and validly issued and outstanding, fully paid and non-assessable under Delaware law on the Closing Date;
  4.2.G. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Trust enforceable against the Series in accordance with its terms;
  4.2.H. The Trust Series Shares at the Closing will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Delaware law;
  4.2.I. The fair market value of the Trust Series Shares to be received by the Fund Shareholders will be approximately equal to the fair market value of their Fund Shares constructively surrendered in exchange therefor;
  4.2.J. The Trust has no plan or intention on behalf of the Series to issue additional Trust Series Shares following the conversion except for issuance of shares arising in the ordinary course of the business of the Series as the series of an open-end investment company;
  4.2.K. The Trust has no plan or intention to reacquire the Trust Series Shares issued to the Fund Shareholders pursuant to the conversion other than through redemptions arising in the ordinary course of the business of the Series as a series of an open-end investment company;
  4.2.L. Following the conversion, the Trust, on behalf of the Series, will continue the Fund's historic business;
  4.2.M. The Trust has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the conversion, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;
  4.2.N. The information to be furnished by the Trust with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
  4.2.O. The Trust, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date; and
  4.2.P. To the Trust's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.
5. COVENANTS OF THE FUND AND THE TRUST
 5.1. The Fund covenants to call a meeting of Fund Shareholders (the Shareholder's Meeting) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.
 5.2. The Fund covenants that the Trust Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
 5.3. The Fund covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Fund Shares.
 5.4. The Fund will, from time to time, as and when requested by the Trust, execute and deliver, or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Trust may deem necessary or desirable in order to vest in, and confirm to, the Trust on behalf of the Series, title to, and possession of, all the assets of the Fund to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.
 5.5. The Fund will prepare a proxy statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the Shareholder's Meeting to consider approval of this Agreement and the transactions contemplated herein.
 5.6. The Trust will, from time to time as and when requested by the Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Fund may deem necessary or desirable in order to vest in, and confirm to, the Fund, title to, and possession of, the Trust Series Shares issued, sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.
 5.7. Subject to the provisions of this Agreement, the Trust and the Fund each will take, or cause to be taken, all actions, and will do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND
 The obligations of the Fund to consummate the transactions provided for herein shall be subject to the performance by the Trust of all the obligations to be performed by the Trust hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:
 6.1. All representations and warranties of the Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and
 6.2. The Trust shall have delivered on the Closing Date to the Fund a certificate executed in the Trust's name by its duly authorized officer, in form and substance satisfactory to the Fund, dated as of the Closing Date, to the effect that the representations and warranties of the Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.
Each of the foregoing conditions precedent may be waived by the Fund.
7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST
 The obligations of the Trust to consummate the transactions provided for herein shall be subject to the performance by the Fund of all the obligations to be performed by the Fund hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:
 7.1. All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
 7.2. The Fund shall have delivered to the Trust on the Closing Date a statement of its assets and liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Fund as to the aggregate asset value of the Fund's portfolio securities as of the Closing Date; and
 7.3. The Fund shall have delivered to the Trust on the Closing Date a certificate executed in the Fund's name by its duly authorized officer, in form and substance satisfactory to the Trust, dated as of the Closing Date, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.
 Each of the foregoing conditions precedent may be waived by the Trust.
8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE TRUST The obligations of the Fund and the Trust are each subject to the further conditions that on or before the Closing Date:
 8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of Fund Shareholders in accordance with applicable law;
 8.2. On the Closing Date no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;
 8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the SEC and of state securities authorities) deemed necessary by the Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust or the Fund, provided that either party hereto may for itself waive any of such conditions; and
 8.4. The Trust shall have taken all necessary action so that it shall be a registered open-end investment company under the 1940 Act immediately after the closing.
 8.5. The Fund and the Trust shall have received on or before the Closing Date an opinion of Kirkpatrick & Lockhart satisfactory to the Fund and the Trust, substantially to the effect that for federal income tax purposes:
  8.5.A. No gain or loss will be recognized to the Fund upon the transfer of its assets in exchange solely for the Trust Series Shares and the assumption by the Trust on behalf of the Series of the Fund's liabilities;
  8.5.B. No gain or loss will be recognized to the Series on the Trust's receipt of the Fund's assets in exchange for the Trust Series Shares and the assumption by the Series of the Fund's liabilities;
  8.5.C. The basis of the Fund's assets in the Series' hands will be the same as the basis of those assets in the Fund's hands immediately before the conversion;
  8.5.D. The Series' holding period for the assets transferred to the Trust by the Fund will include the holding period of those assets in the Fund's hands immediately before the conversion;
  8.5.E. No gain or loss will be recognized to the Fund on the distribution of the Trust Series Shares to the Fund Shareholders in constructive exchange for their Fund Shares;
  8.5.F. No gain or loss will be recognized to a Fund Shareholder as a result of the Fund's distribution of Trust Series Shares to that Fund Shareholder in constructive exchange for that Fund Shareholder's Fund Shares;
  8.5.G. The basis of the Trust Series Shares received by a Fund Shareholder will be the same as the adjusted basis of that Fund Shareholder's Fund Shares constructively surrendered in exchange therefor; and
  8.5.H. The holding period of the Trust Series Shares received by a Fund Shareholder will include the Fund Shareholder's holding period for the Fund Shareholder's Fund Shares constructively surrendered in exchange therefor, provided that said Fund Shares were held as capital assets on the date of the conversion.
 Each of the foregoing conditions precedent to the obligations of a party may be waived by that party.
9. BROKERAGE FEES AND EXPENSES
 9.1. The Trust and the Fund each represent and warrant to the other that there are no brokers or finders fees payable in connection with the transactions contemplated hereby.
 9.2. The Fund will assume expenses incurred by the Trust and by the Fund in connection with the entering into and carrying out of provisions of this Agreement, including, without limitation: (a) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable federal and state securities laws to qualify the Trust Series Shares in each state in which the Fund Shareholders are resident as of the date of the mailing of the Proxy Statement to the Fund Shareholder; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; and (f) solicitation costs whether or not the transactions contemplated hereby are consummated.
10. ENTIRE AGREEMENT
 The Trust and the Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.
11. TERMINATION
 11.1. This Agreement may be terminated by the mutual agreement of the Trust and the Fund. In addition, either the Trust or the Fund may at its option terminate this Agreement at or prior to the Closing Date because:
  11.1.A. Of a material breach by the other of any representations, warranties or agreements contained herein to be performed at or prior to the Closing Date; or
  11.1.B. A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 11.2. In the event of any such termination, there shall be no liability for damages on the part of the Trust or the Fund, or their respective trustees or officers, to the other party or its trustees or officers.
12. AMENDMENT
 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the Shareholders' Meeting called by the Fund pursuant to paragraph 5.1, no such amendment may have the effect of changing the provisions for determining the number of Trust Series Shares to be paid to the Fund Shareholders under this Agreement to the detriment of the Fund Shareholders without their further approval.
13. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT
 13.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
 13.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
 13.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.
 13.4. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 13.5. The parties hereto recognize that each of the Fund and the Trust is a business trust and all parties agree that any claim arising hereunder or by reason hereof shall not be enforceable against the Trustees or shareholders of either the Fund or the Trust but only against the assets of the Fund and of the Series, respectively.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
   FIDELITY SUMMER STREET TRUST:
   Spartan U.S. Government Money Market Fund

   [signature lines omitted]

   FIDELITY HEREFORD STREET TRUST:
   Spartan U.S. Government Money Market Fund

   [signature lines omitted]

       FMR hereby agrees, pursuant to its Management Contract with the Fund and with the Delaware Trust in respect of the Series, to assume the expenses provided for in accordance with paragraph 9.2 of this Agreement.
   FIDELITY MANAGEMENT & RESEARCH COMPANY

   [signature lines omitted]
EXHIBIT 2
FORM OF MANAGEMENT CONTRACT
 The language to be added to the current contract is
   ((    underlined    ))    and material to be deleted is set forth in
[brackets].

BETWEEN
FIDELITY SUMMER STREET TRUST;
 SPARTAN U. S. GOVERNMENT MONEY MARKET FUND
AND
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
 [Agreement]   ((     Modification   ))     made this [3rd]
   ((    __   ))     day of [February,]    ((    ____   ))
19[90]   ((    __   ))    , by and between Fidelity Summer Street Trust a
Massachusetts        business trust which may issue one or more series of
shares of beneficial interest (hereinafter called the "Fund"), on behalf of Spartan U.S. Government Money Market Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser").
    ((     Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser
hereby consent, pursuant to Paragraph    5     of the existing Management
Contract dated February 3, 1990 to a modification of said Contract in the manner set forth below. The Modified Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of April 1, 1994 or the first day of the month
following approval.    ))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser undertakes to pay all expenses involved in the operation of the Portfolio, except the following, which shall be paid by the
Portfolio: (i) taxes; (ii) the fees and expenses of all Trustees of the Fund who are not "interested persons" of the Fund or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Portfolio; and (v) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Portfolio is or is threatened to be a party and the legal obligation that the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto. It is understood that service charges billed directly to shareholders of the Portfolio, including charges for exchanges, redemptions, or other services, shall not be payable by the Adviser, but may be received and retained by the Adviser or its affiliates.
     ((    (d)   ))    The Adviser, at its own expense, shall place all
orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, at the annual rate of
[.55%]   ((     .45%   ))             of the average    ((    daily
))    net assets of the Portfolio (computed in the manner set forth in the
Declaration of Trust        determined as of the close of business on each
day provided that the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees who are not "interested persons" of the Fund or the Adviser. In the case of initiation or termination of this Contract during any month, the fee shall be reduced proportionately based on the number of business days during which it is in effect and the fee computed upon the average net
assets for the business days it is so in effect    ((    for that   ))
[throughout the]     month.
 4. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 5. (a) Subject to prior termination as provided in sub-paragraph (d) of
this paragraph [6]    ((    5,   ))     this Contract shall continue in
force until [June 30 1990]   ((     May 31, 1994   ))             and
indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph [6] 5 , the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 6. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the
Declaration of Trust        are separate and distinct from those of any and
all other Portfolios.
 7. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[Signature Lines Omitted]
EXHIBIT 3
FORM OF MANAGEMENT CONTRACT
    The language to be added to the current contract is ((underlined)) and material to be deleted is set forth in [brackets].
BETWEEN
FIDELITY SUMMER STREET TRUST:
FIDELITY CAPITAL &AMP; INCOME FUND
AND
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
 MODIFICATION made this 1st day of [April]    ((    ____,   ))
199[3]   ((    __,   ))     by and between Fidelity Summer Street Trust, a
Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Capital & Income Fund (hereinafter called the "Portfolio") and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser").
 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and [Fidelity
Management & Research Company]   ((     the Adviser   ))     hereby
consent, pursuant to Paragraph    5     of the existing Management Contract
modified September 1, 1992    and further modified April 1, 1993     to a
modification of said Contract in the manner set forth below. The Modified Management Contract shall, when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of [April 1]
   ((    ___,   ))     199[3]   ((     __   ))     or the first day of the
month following approval.
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser   , at its own expense,     shall also furnish such reports,
evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser, at its own expense, shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee Rate and an Individual Fund Fee Rate.
  (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in
the manner set forth in the    ((    fund's        Declaration of Trust or
other organizational document        ,   ))     [charter of each investment
company] determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule.
Average Net Assets    Annualized Fee Rate (for each level)

 0 - $3 billion .370%
 3 - 6 .340
 6 - 9 .310
 9 - 12 .280
 12 - 15 .250
 15 - 18 .220
 18 - 21 .200
 21 - 24 .190
 24 - 30 .180
 30 - 36 .175
 36 - 42 .170
 42 - 48 .165
 48 - 66 .160
 66 - 84 .155
 84 - 120 .150
 120 - 174 .145
 [Over - 174] .[1400]
    ((    174 - 228   ))        ((    .1400   ))
    ((    228 - 282   ))        ((    .1375   ))
    ((    282 - 336   ))        ((    .1350   ))
    ((    Over-336)   )        ((    .1325   ))
  (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be .55%. The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the
Annual Management Fee Rate. One-twelfth of the        Annual Management Fee
Rate        shall be applied to the average of the net assets of the
Portfolio (computed in the manner set forth in the Fund's Declaration of
Trust [of the Fund]   ((     or other organizational document)   ))
    determined as of the close of business on each business day throughout the month.
 In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days so it is in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until [May 31]
   ((    June 30,   ))     1994 and indefinitely thereafter, but only so
long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust
        ((    or other organizational document    ))     and agrees that
the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of
Trust    ((    or other organizational document    ))     are separate and
distinct from those of any and all other Portfolios.
 8.    ((    This Agreement shall be governed by, and in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the
choice of laws provisions thereof.   ))
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 4
FORM OF SUB-ADVISORY AGREEMENT
The language to be added to the current contract is   ((
    underlined;   ))     the language to be deleted is set forth in
[brackets].
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
AND
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
AND
 FIDELITY SUMMER STREET TRUST ON BEHALF OF FIDELITY CAPITAL &AMP; INCOME
FUND
 AGREEMENT made this [1st] day of [December, 1989]
   ((    ____   ))    199   ((    _   ))     by and between Fidelity
Management & Research [Far East Inc.]   ((     Company,   ))     a
Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the ["Sub-Adviser"]
(    "Advisor"        );    [and]     Fidelity Management & Research
[   Company,     a Massachusetts corporation with principal offices at 82
Devonshire Street, Boston, Massachusetts.]    ((    (Far East)   ))
    Inc. (hereinafter called the ["Advisor"]    (((    Sub-Advisor
    );        and Fidelity Summer Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Capital & Income
Fund    (    hereinafter called the "Portfolio"        )   ))    .
 WHEREAS   ((     the Trust and    ))    the Advisor [has]
   ((    have   ))     entered into a Management Contract [with Fidelity
Summer Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the
"Fund"   )    ] on behalf    of     [Fidelity Capital & Income Fund
(    hereinafter called "the Portfolio"   )] (((    the Portfolio,   ))
    pursuant to which the Advisor is to act as investment [advisor]   ((
    manager    ))[    to   ]((     of    ))     the Portfolio, and
 WHEREAS the Sub-Advisor [has personnel in Asia and the Pacific Basin and
was]   ((     and its subsidiaries and other affiliated persons have
personnel in various locations throughout the world and have been
))    formed    ((    in part    ))     for the purpose of researching and
compiling information and recommendations with respect to the economies of various countries, and [issuers located outside of North America,
principally in Asia and the Pacific Basin]    ((    securities of issuers
located in such countries, and providing investment advisory services in
connection therewith;   ))
 NOW, THEREFORE, in consideration of the premises and the mutual promises
hereinafter set forth,    ((    the Trust,   ))     the Advisor and the
Sub-Advisor agree as follows:
 1.    ((     Duties: The Advisor may, in its discretion, appoint the
Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating
to research, statistical and investment activities.   ))
 [The Sub Adviser shall act as an investment consultant to the Adviser and]
     ((    (a   ))    )   ((    INVESTMENT ADVICE: If and to the extent
requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice
))    shall furnish the    ((    Portfolio    ))    and [The Sub-Adviser
shall act as an investment consultant to] the Advisor
   ((    such   ))     factual information, research reports and investment
recommendations [relating to non-U.S. issuers of securities located in, and the economies of various countries outside the U.S., all] as the Adviser
may reasonably require. Such information    ((    may    ))    [shall]
include written and oral reports and analyses.
     ((    (b)   ))((    INVESTMENT MANAGEMENT: If and to the extent
requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of
the Advisor and the Trust's Board of Trustees.     ))
            ((    (c)        SUBSIDIARIES AND AFFILIATES: The Sub-Advisor
may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940
Act and rules thereunder.        "   ))
    ((     2.   ))        ((    Information to be Provided to the Trust and
the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as
the Sub-Advisor may deem to be desirable.    ))
    ((    3.   ))        ((    Brokerage: In connection with the services
provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor, shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were
reasonable in relation to the benefits to the Portfolio.   ))
 [2]   ((     4   ))    .   ((    Compensation:   ))     The
[Sub-Advisor]    ((    Advisor   ))     [will be]    ((    shall
compensate    ))    [compensated by] the [Advisor]
   ((    Sub-Advisor    ))    on the following basis for the services to be
furnished hereunder[: the advisor agrees to pay the Sub-Advisor a monthly fee].
     ((    (a)   ))((    INVESTMENT ADVISORY FEE: For services provided
under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee
shall be    ))    equal to 105% of the Sub-Advisor's costs incurred in
connection with [the Agreement, said costs to be determined in relation to the assets of the Portfolio that benefit from the services of the Sub
Adviser.]   ((     rendering the services referred to in subparagraph (a)
of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in
effect from time to time.    ))
     ((    (b)   ))((    INVESTMENT MANAGEMENT FEE: For services provided
under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or
a portion of such excess reimbursements.     ))
     ((    (c)   ))((    PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor
shall have provided both investment advisory services under subparagraph
(a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
   ))
    ((    5   ))    .    ((    Expenses: It is understood that the
Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses;
(vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees
and officers with respect thereto.    ))
 [3]    ((    6.   ))      Interested Persons: It is understood that
Trustees, officers, and shareholders of the [Fund]    ((    Trust   ))
are or may be or become interested in the Advisor    ((    or   ))
[and] the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the [Fund]
   ((    Trust,   ))     and that the Advisor or the Sub-Advisor may be or
become interested in the [Fund]    ((    Trust   ))     as a shareholder or
otherwise.
 [4 The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund. The Sub Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5]   ((     7   ))    .        Services to Other Companies or Accounts:
The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations [with respect to rendering investment advice] hereunder.[In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser, the Fund or to any shareholder of the fund for any act or omission in the course of, or connected with rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any
security.]   ((     The Sub-Advisor shall for all purposes be an
independent contractor and not an agent or employee of the Advisor or the
Trust.   ))
    ((     8   ))    .    ((    Standard of Care: In the absence of willful
misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
))
[6]   ((     9.   ))             Duration and Termination of Agreement;
Amendments:
  (a) Subject to prior termination as provided in subparagraph (d) of this
paragraph [6]   ((     9,   ))     this Agreement shall continue in force
until    ((    June 30    ))    [May 31] and indefinitely thereafter, but
only so long as the continuance after such period shall be specifically
approved at least annually by vote of the [Fund]   ((     Trust's    ))
    Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of subparagraphs (a) and (b) of this
paragraph [6]   ((     9    ))     , the terms of any continuance or
modification of [the]   ((     this    ))    Agreement must have been
approved by the vote of a majority of those Trustees of the [Fund]
   ((    Trust    ))     who are not parties to [such]
((    this   ))             Agreement or interested persons of any such
party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of
Trustees or Directors,   ((     or with respect to the Portfolio
))    by vote of a majority of its outstanding voting securities. This
Agreement shall terminate automatically in the event of its assignment.
[7]   ((     10.   ))     Limitation of Liability: The Sub-Advisor is
hereby expressly put on notice of the limitation of shareholder liability
as set forth in the Declaration of Trust    ((    or other organizational
document    ))     of the [Fund]    ((    Trust    ))    and agrees that
any obligations of the [Fund]    ((    Trust   ))     or the Portfolio
arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
     ((    11.   )) ((    Governing Law: This Agreement shall be governed
by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions
thereof.    ))
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[Signature Lines Omitted]
EXHIBIT 5
FORM OF SUB-ADVISORY AGREEMENT
The language to be added to the current contract is
((    underlined;   ))     the language to be deleted is set forth in
[brackets].
FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
AND
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
AND
FIDELITY SUMMER STREET TRUST ON BEHALF OF
FIDELITY CAPITAL &AMP; INCOME FUND
 AGREEMENT made this [25th] __ day of [June ]    ((    _____   ))
199   ((        ))     by and between Fidelity Management & Research
[(U.K.) Inc.,]   ((     Company    ))    a Massachusetts corporation with
principal offices at 82 Devonshire Street, Boston, Massachusetts
(hereinafter called the ["Sub-Adviser"]    ((    "Advisor"   ))     ;[and]
Fidelity Management & Research [ Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts]
((    (U.K.) Inc.    ))    (hereinafter called the ["Adviser"]
((    "Sub-Advisor";        and Fidelity Summer Street Trust, a
Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Capital & Income Fund (hereinafter called the "Portfolio"
    )   ))    .
 WHEREAS    ((    the Trust and    ))     the Advisor [has]   ((
    have   ))     entered into a Management Contract [with Fidelity Summer
Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"),] on behalf of [Fidelity Capital & Income Fund (hereinafter called "the
Portfolio")]   ((     the Portfolio,   ))     pursuant to which the Advisor
is to act as investment [adviser]   ((     manager     ))    [to]   ((
    of   ))     the Portfolio; and
 WHEREAS the Sub-Advisor [has personnel in Western Europe and was]
((     and its subsidiaries and other affiliated persons have personnel in
various locations throughout the world and have been     ))    formed   ((
    in part   ))     for the purpose of researching and compiling
information and recommendations with respect to the economies of various countries, and [issuers located outside of North America, principally in
Western Europe.],   ((     securities of issuers located in such countries,
and providing investment advisory services in connection
therewith;   ))
 NOW, THEREFORE, in consideration of the premises and the mutual promises
hereinafter set forth,    ((    the Trust,   ))     the Advisor and the
Sub-Advisor agree as follows:
 1.    ((    Duties: The Advisor may, in its discretion, appoint the
Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating
to research, statistical and investment activities.    ))
     ((    (a   ))((    )INVESTMENT ADVICE: If and to the extent requested
by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall
furnish the Portfolio and    ))     [The Sub-Adviser shall act as an
investment consultant to the Advisor and shall furnish] Advisor
   ((    such   ))     factual information, research reports and investment
recommendations [relating to non-U.S. issuers of securities located in, and the economics of, various countries outside the U.S. all] as the Advisor
may reasonably require. Such information [shall]    ((    may   ))
include written and oral reports and analyses.
     ((    (b   )))    INVESTMENT MANAGEMENT:    ((    If and to the extent
requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of
the Advisor and the Trust's Board of Trustees.    ))
    ((    (c)   ))     SUBSIDIARIES AND AFFILIATES:    ((    The
Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required
pursuant to the 1940 Act and rules thereunder.    ))
    ((    2.   )) ((    Information to be Provided to the Trust and the
Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as
the Sub-Advisor may deem to be desirable.    ))
    ((    3.   )) ((    Brokerage: In connection with the services provided
under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor, shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Port- folio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were
reasonable in relation to the benefits to the Portfolio.    ))
 [2]   ((     4.   ))     Compensation: The [Sub-Advisor]
((    Advisor    ))    [will be]   ((     shall compensate
))    [compensated by] the [Advisor]            ((    Sub-Advisor    ))
    on the following basis for the services to be furnished hereunder[:] [the Advisor agrees to pay the Sub-Adviser a monthly fee equal to 110% of the Sub-Adviser's costs incurred in connection with the Agreement, said costs to be determined in relation the assets of the Portfolio that benefit from the services of the Sub-Adviser].
     ((    (a)   ))((    INVESTMENT ADVISORY FEE: For services provided
under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect
from time to time.   ))
     ((    (b)   ))((    INVESTMENT MANAGEMENT FEE: For services provided
under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or
a portion of such excess reimbursements.   ))
     ((    (c)   ))((    PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor
shall have provided both investment advisory services under subparagraph
(a) and investment management services under subparagraph (b) of paragraph
(1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph
4.    ))
    ((     5.   ))        ((    Expenses: It is understood that the
Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses;
(vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for Fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees
and officers with respect thereto.    ))
 [3.]   ((     6.   ))     Interested Persons: It is understood that
Trustees, officers, and shareholders of the [Fund]    ((    Trust   ))
are or may be or become interested in the Advisor [and]    ((    or
   ))    the Sub-Advisor as directors, officers or otherwise and that
directors, officers and stockholders of the Advisor [and]   ((     or
))    the Sub-Advisor are or may be or become similarly interested in the
[Fund]    ((    Trust,   ))     and that the Advisor or the Sub-Advisor may
be or become interested in the [Fund]   ((     Trust    ))    as a
shareholder or otherwise.
 [4. The Sub-Adviser for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund. The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5.]   ((     7.   ))    Services to Other Companies or Accounts: The
services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations [with respect to rendering investment advice] hereunder. [In the absence of willful misfeance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser , the Fund or to any shareholder of the Portfolio for any act or omission the course of, or connected with, rendering services hereunder of for any losses that may be sustained in the purchase, holding or sale of
any security.]    ((    The Sub-Advisor shall for all purposes be an
independent contractor and not an agent or employee of the Advisor or the
Trust.     ))
    ((    8.        Standard of Care: In the absence of willful
misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that
may be sustained in the purchase, holding or sale of any security.    ))

 [6.        ]   ((     9.   ))     Duration and Termination of Agreement;
Amendments:
  (a) Subject to prior termination as provided in subparagraph (d) of this
paragraph [6] 9, this Agreement shall continue in force until   ((     June
30,   ))     [May 31] and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least
annually by vote of the [Fund's]    ((    Trust's   ))     Board of
Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph [6] 9, the terms of any continuance or modification of [the]
((    this   ))     Agreement must have been approved by the vote of a
majority of those Trustees of the [Fund]    ((    Trust    ))    who are
not parties to [such]    ((    this   ))             Agreement or
interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of
Trustees or Directors, or   ((     with respect to the Portfolio
   ))    by vote of a majority of its outstanding voting securities. This
Agreement shall terminate automatically in the event of its assignment.
 [7.]     ((    10.   ))     Limitation of Liability: The Sub-Advisor is
hereby expressly put on notice of the limitation of shareholder liability
as set forth in the Declaration of Trust [of the Fund]    ((    or other
organizational document of the Trust    ))     and agrees that any
obligations of the [Fund]   ((     Trust    ))    or the Portfolio arising
in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
     ((    11.   ))     Governing Law:    ((    This Agreement shall be
governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions
thereof.    ))
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly
authorized,    ((    and their respective seals to be hereto affixed,   ))
    all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 6
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)   ASSETS (B)
GROWTH AND INCOME
Advisor Equity
 Portfolio Income (3) 11/30/92**$ 0.5 0.50%(dagger) 0.50%(dagger)
1.55%(dagger)
Advisor Institutional
 Equity Portfolio
  Income(3) 11/30/92  147.1 0.50 0.42 0.71
Convertible Securities (3) 11/30/92  254.1 0.54 0.54 0.96
Equity Income II (3) 11/30/92  1,045.7 0.53 0.53 1.01
Variable Insurance
 Products:
  Equity-Income 12/31/92  408.0 0.53 0.53 0.65
Equity-Income (3) 1/31/93  4,656.2 0.37 0.37 0.67
Real Estate (3) 1/31/93  98.3 0.64 0.64 1.16
Utilities Income (3) 1/31/93  787.5 0.53 0.53 0.87
U.S. Equity Index 2/28/93#  1,482.3 0.28(dagger) -- 0.28(dagger)
Market Index  4/30/93  265.2 0.45 0.44 0.44
Fidelity Fund (3) 6/30/93#   1,398.0 0.42(dagger) 0.42(dagger) 0.66(dagger)
Balanced (3)  7/31/93  2,154.5 0.53 0.53 0.93
Dividend Growth (3) 7/31/93**  9.2 0.62(dagger) -- 2.50(dagger)
Global Balanced (1) 7/31/93**  35.7 0.77(dagger) 0.77(dagger) 2.12(dagger)
Growth & Income 7/31/93  5,195.4 0.53 0.53 0.83
Puritan (3)   7/31/93  6,319.2 0.47 0.47 0.74
Advisor Income &
 Growth   10/31/93  870.1 0.53 0.53 1.51
International Growth
 & Income (2) 10/31/93  301.5 0.77 0.77 1.52
ASSET ALLOCATION
Variable Insurance
 Products II:
  Asset Manager (3) 12/31/92  418.2 0.73 0.73 0.91
  Index 500 12/31/92**  12.3 0.28(dagger) -- 0.28(dagger)
Asset Manager 9/30/93  4,704.2 0.72 0.72 1.09
Asset Manager: Growth(3) 9/30/93  566.0 0.73 0.63 1.19
Asset Manager: Income(3) 9/30/93  79.1 0.44 -- 0.65
GROWTH
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)
ASSETS (B)
Advisor Equity
  Portfolio Growth(3) 11/30/92**  8.5 0.74(dagger) 0.74(dagger)
1.64(dagger)


Advisor Institutional
 Equity Portfolio
  Growth(3) 11/30/92 $ 129.3 0.67% 0.67% 0.98%
Emerging Growth (3) 11/30/92  595.4 0.70 0.70 1.09
Growth Company (3) 11/30/92  1,436.5 0.74 0.74 1.09
Retirement Growth (3) 11/30/92  1,918.0 0.71 0.71 1.02
Congress Street 12/31/92  64.4 0.45 0.45 0.62
Contrafund (3) 12/31/92  1,339.1 0.51 0.51 0.87
Exchange   12/31/92  185.7 0.54 0.54 0.58
Trend (3)   12/31/92  920.0 0.32 0.32 0.56
Variable Insurance
 Products:
  Growth  12/31/92  520.9 0.63 0.63 0.75
  Overseas (2) 12/31/92  157.0 0.78 0.78 1.14
Select Portfolios:
 Air Transportation (3) 2/28/93#  11.3 0.64(dagger) 0.48(dagger)
2.48(dagger)
 American Gold 2/28/93#  160.2 0.64(dagger) 0.64(dagger) 1.59(dagger)
 Automotive (3) 2/28/93#  106.1 0.64(dagger) 0.64(dagger) 1.57(dagger)
 Biotechnology (3) 2/28/93#  752.3 0.64(dagger) 0.64(dagger) 1.50(dagger)
 Broadcast and Media (3) 2/28/93#  13.9 0.64(dagger) 0.59(dagger)
2.49(dagger)
 Brokerage and Investment
  Management (3) 2/28/93#  18.0 0.64(dagger) 0.64(dagger) 2.21(dagger)
 Chemicals (3) 2/28/93#  35.1 0.64(dagger) 0.64(dagger) 1.89(dagger)
 Computers (3) 2/28/93#  38.3 0.64(dagger) 0.64(dagger) 1.81(dagger)
 Construction and
  Housing (3) 2/28/93#  22.1 0.64(dagger) 0.64(dagger) 2.02(dagger)
 Consumer Products (3) 2/28/93#  7.5 0.64(dagger) -- 2.47(dagger)
 Defense and
  Aerospace (3) 2/28/93#  1.3 0.64(dagger) -- 2.48(dagger)
 Developing
  Communications (3) 2/28/93#  51.3 0.64(dagger) 0.64(dagger) 1.88(dagger)
 Electric Utilities (3) 2/28/93#  30.6 0.64(dagger) 0.64(dagger)
1.70(dagger)
 Electronics (3) 2/28/93#  47.1 0.64(dagger) 0.64(dagger) 1.69(dagger)
 Energy (3)  2/28/93#  78.7 0.64(dagger) 0.64(dagger) 1.71(dagger)
 Energy Service (3) 2/28/93#  52.3 0.64(dagger) 0.64(dagger) 1.76(dagger)
 Environmental
  Services (3) 2/28/93#  62.5 0.64(dagger) 0.64(dagger) 1.99(dagger)
 Financial Services (3) 2/28/93#  119.9 0.64(dagger) 0.64(dagger)
1.54(dagger)
 Food and Agriculture (3) 2/28/93#  109.1 0.64(dagger) 0.64(dagger)
1.67(dagger)
 Health Care (3) 2/28/93#  782.6 0.64(dagger) 0.64(dagger) 1.46(dagger)
 Home Finance (3) 2/28/93#  138.3 0.64(dagger) 0.64(dagger) 1.55(dagger)
 Industrial Equipment (3) 2/28/93# 6.1 0.64(dagger) -- 2.49(dagger) Industrial Materials (3) 2/28/93# $ 25.0 0.64%(dagger) 0.64%(dagger)
2.02%(dagger)
 Insurance (3) 2/28/93#  12.3 0.64(dagger) 0.61(dagger) 2.49(dagger)
 Leisure (3)  2/28/93#  39.5 0.64(dagger) 0.64(dagger) 1.90(dagger)
 Medical Delivery (3) 2/28/93#  126.4 0.64(dagger) 0.64(dagger)
1.77(dagger)
 Natural Gas (3) 2/28/94**  9.1 0.64(dagger) -- 2.42(dagger)
 Paper and Forest
  Products (3) 2/28/93#  17.5 0.64(dagger) 0.64(dagger) 2.21(dagger)
 Precious Metals and
  Minerals (3) 2/28/93#  127.8 0.64(dagger) 0.64(dagger) 1.73(dagger)
 Regional Banks (3) 2/28/93#  193.5 0.64(dagger) 0.64(dagger) 1.49(dagger)
 Retailing (3) 2/28/93#  63.1 0.64(dagger) 0.64(dagger) 1.77(dagger)
 Software and Computer
  Services (3) 2/28/93#  113.6 0.64(dagger) 0.64(dagger) 1.64(dagger)
 Technology (3) 2/28/93#  115.2 0.64(dagger) 0.64(dagger) 1.64(dagger)
 Telecommunications (3) 2/28/93#  95.0 0.64(dagger) 0.64(dagger)
1.74(dagger)
 Transportation (3) 2/28/93#  4.4 0.64(dagger) -- 2.48(dagger)
 Utilities (3) 2/28/93#  243.9 0.64(dagger) 0.64(dagger) 1.42(dagger)
Magellan (3)  3/31/93  21,506.4 0.75 0.75 1.00
Small Cap Stock 4/30/94**  461.9 0.67(dagger) 0.65(dagger) 1.40
Fidelity Fifty (3) 6/30/94**  18,106.2 0.69(dagger) 0.00(dagger)
2.49(dagger)
Blue Chip Growth 7/31/93  589.5 0.72 0.72 1.25
Low-Priced Stock (3) 7/31/93  2,048.8 0.76 0.76 1.12
OTC Portfolio 7/31/93  1,202.7 0.74 0.74 1.08
Advisor Strategic
  Opportunities (3) 9/30/93  219.2 0.54 0.54 1.57
Destiny I   9/30/93#  2,920.5 0.60(dagger) 0.60(dagger) 0.65(dagger)
Destiny II   9/30/93#  1,100.8 0.71(dagger) 0.71(dagger) 0.84(dagger)
Strategic
 Opportunities (3) 9/30/93  19.2 0.54 0.54 0.89
Advisor Global
 Resources (3) 10/31/93  14.4 0.77 0.77 2.62
Advisor Growth
 Opportunities  10/31/93  1,204.5 0.68 0.68 1.64
Advisor Overseas (2) 10/31/93  65.5 0.77 0.77 2.3
Canada (1)   10/31/93  61.1 0.86 0.86 2.00
Capital Appreciation (3) 10/31/93  1,139.1 0.48 0.48 0.86
Disciplined Equity (3) 10/31/93  622.1 0.70 0.70 1.09
Diversified
 International (2) 10/31/93  119.1 0.73 0.73 1.47
Emerging Markets (2) 10/31/93  144.4 0.77 0.77 1.91
Europe (1)   10/31/93  488.3 0.64 0.64 1.25
Japan (1)   10/31/93  98.4 0.77 0.77 1.71
Latin America (2) 10/31/93** $ 114.6 0.77%(dagger) 0.77%(dagger)
1.94%(dagger)
Overseas (2)  10/31/93  1,025.1 0.77 0.77 1.27
Pacific Basin (1) 10/31/93  251.2 0.80 0.80 1.59
Southeast Asia (1) 10/31/93**  139.3 0.77(dagger) 0.71(dagger) 2.00(dagger)
Stock Selector (3) 10/31/93  459.7 0.71 0.69 1.10
Value (3)   10/31/93  1,100.8 0.72 0.71 1.11
Worldwide (2) 10/31/93  148.9 0.78 0.78 1.40
New Millennium 11/30/93**  181.1 0.68(dagger) 0.68(dagger) 1.25(dagger)
CURRENCY PORTFOLIOS
Deutsche Mark
 Peformance, L.P. 12/31/92  18.6 0.50 0.50 1.29
Sterling
 Performance, L.P. 12/31/92  7.3 0.50 -- 1.50
Yen Performance, L.P. 12/31/92  3.9 0.50 -- 1.50
INCOME
Advisor Institutional
 Limited Term Bond 11/30/92  227.6 0.42 0.42 0.57
Advisor Limited
 Term Bond  11/30/92**  1.0 0.42(dagger) 0.42(dagger) 0.82(dagger)
Institutional Short-
 Intermediate
  Government 11/30/92  189.3 0.45 0.45 0.45
Global Bond (2) 12/31/92#  300.5 0.72(dagger) 0.72(dagger) 1.37(dagger)
New Markets Income (2) 12/31/93**  54.1 0.71(dagger) 0.24(dagger)
1.25(dagger)
Short-Term World
 Income (2) 12/31/92#  563.2 0.62(dagger) 0.59(dagger) 1.20(dagger)
Spartan Bond Strategist 12/31/93**  11.0 .70(dagger) .70(dagger)
.70(dagger)
Variable Insurance
 Products:
  High Income 12/31/92  150.7 0.52 0.52 0.67
Variable Insurance
 Products II:
  Investment Grade
   Bond  12/31/92  57.8 0.47 0.47 0.76
Spartan Long-Term
 Government Bond 1/31/93  78.3 0.65 0.65 0.65
U.S. Bond Index 2/28/93#  104.8 0.32(dagger) -- 0.32(dagger)
Capital & Income (3) 4/30/93  1,771.1 0.54 0.54 0.91
Intermediate Bond (3) 4/30/93  1,434.0 0.32 0.27 0.61
Investment Grade Bond (3) 4/30/93  1,049.6 0.37 0.37 0.68
Short-Term Bond (3) 4/30/93  1,634.8 0.47 0.47 0.77

Spartan Government
 Income   4/30/93 $ 491.8 0.65% 0.65% 0.65%
Spartan High Income 4/30/93  470.8 0.70 0.70 0.70
Spartan Short-Intermediate
 Government 4/30/93  23.5 0.65 0.02 0.02
The North Carolina Capital
 Management Trust:
  Term Portfolio 6/30/93  83.4 0.41 0.41 0.41
Ginnie Mae  7/31/93  953.2 0.47 0.47 0.80
Mortgage Securities 7/31/93  428.9 0.47 0.47 0.76
Spartan Limited Maturity
 Government 7/31/93  1,653.7 0.65 0.65 0.65
Spartan Ginnie Mae 8/31/93  766.9 0.65 0.41 0.41
Government Securities 9/30/93**  616.6 0.47(dagger) 0.47(dagger)
0.69(dagger)
Short-Intermediate
 Government  9/30/93  167.6 0.47 0.18 0.61
Spartan Investment
 Grade Bond 9/30/93  59.1 0.65 0.65 0.65
Spartan Short-Term Bond 9/30/93  547.0 0.65 0.20 0.20
Advisor Government
 Investment 10/31/93  40.8 0.46 -- 0.68
Advisor High Yield 10/31/93  299.1 0.51 0.51 1.11
Advisor Short Fixed
 Income   10/31/93  359.6 0.47 0.47 0.95
MONEY MARKET
Cash Reserves (4) 11/30/92  10,249.7 0.17 0.17 0.48
State and Local Asset
  Management Series:
   Government Money
    Market (4) 11/30/92  1,046.4 0.43 0.43 0.43
Variable Insurance
 Products:
  Money Market (4) 12/31/92  295.1 0.17 0.17 0.24
Select-Money Market (4) 2/28/93#  492.5 0.14(dagger) 0.14(dagger)
0.56(dagger)
Institutional Cash:
 Domestic Money
  Market (4) 3/31/93  768.4 0.20 0.12 0.18
 Money Market (4) 3/31/93  5,033.1 0.20 0.15 0.18
 U.S. Government (4) 3/31/93  6,305.4 0.20 0.14 0.18
 U.S. Treasury (4) 3/31/93  2,683.0 0.20 0.15 0.18
 U.S. Treasury II (4) 3/31/93  7,014.6 0.20 0.15 0.18
Spartan Money Market (4) 4/30/93  4,841.1 0.30 0.30 0.30
Spartan U.S. Government
 Money Market (4) 4/30/93 $ 1,204.8 0.55% 0.45% 0.45%
The North Carolina
 Capital Management Trust:
  Cash Portfolio (4) 6/30/93  1,538.3 0.38 0.38 0.39
Daily Money Fund:
 Capital Reserves:
  Money Market (4) 7/31/93  443.3 0.50 0.31 0.95
  U.S. Government
   Money Market (4) 7/31/93  269.5 0.50 0.38 0.95
 Money Market (4) 7/31/93  1,554.7 0.50 0.50 0.61
 U.S. Treasury (4) 7/31/93  2,841.7 0.50 0.50 0.57
 U.S. Treasury
  Income (4) 7/31/93  1,166.9 0.42 0.20 0.20
Spartan U.S. Treasury
 Money Market (4) 7/31/93  2,138.9 0.55 0.42 0.42
Daily Income Trust (4) 8/31/93  2,302.8 0.30 0.30 0.57
Money Market Trust:
 Domestic Money
  Market (4) 8/31/93  690.3 0.42 0.42 0.42
 Retirement Government
  Money Market (4) 8/31/93  1,338.8 0.42 0.42 0.42
 Retirement Money
  Market (4) 8/31/93  1,661.1 0.42 0.42 0.42
 U.S. Government (4) 8/31/93  297.5 0.42 0.42 0.42
 U.S. Treasury (4) 8/31/93  181.5 0.42 0.42 0.42
U.S. Government
 Reserves (4) 9/30/93  1,139.5 0.43 0.43 0.73
TAX-EXEMPT INCOME
Advisor Institutional
 Limited Term
  Tax-Exempt 11/30/92  63.5 0.42 0.41 0.66
Advisor Limited
 Term  Tax-Exempt 11/30/92**  1.1 0.42(dagger) 0.40(dagger) 1.04(dagger)
Connecticut Municipal
 Money Market (4) 11/30/92  379.8 0.42 0.26 0.43
High Yield Tax-Free 11/30/92  2,036.2 0.42 0.42 0.57
New Jersey Tax-Free
 Money Market (4) 11/30/92  360.5 0.42 0.42 0.64
Spartan Connecticut
 Municipal:
  High Yield 11/30/92  389.8 0.55 0.55 0.55
  Money Market (4) 11/30/92  48.7 0.50 0.02 0.02
Spartan Florida Municipal:
  Income   11/30/92** $ 118.4 0.55%(dagger) 0.03%(dagger) 0.03%(dagger)
 Money Market (4) 11/30/92**  15.8 0.50(dagger) -- --
Spartan New Jersey
 Municipal High Yield 11/30/92  324.6 0.55 0.49 0.51
Aggressive Tax-Free 12/31/92  711.1 0.47 0.47 0.64
Insured Tax-Free 12/31/92  335.7 0.42 0.40 0.63
Limited Term
 Municipals  12/31/92  827.3 0.47 0.47 0.64
Michigan Tax-Free:
 High Yield  12/31/92  419.6 0.42 0.42 0.61
 Money Market (4) 12/31/92  170.1 0.42 0.30 0.49
Minnesota Tax-Free 12/31/92  255.1 0.42 0.42 0.67
Municipal Bond 12/31/92  1,178.4 0.37 0.37 0.49
Ohio Tax-Free:
 High Yield  12/31/92  359.3 0.42 0.42 0.61
 Money Market (4) 12/31/92  257.0 0.42 0.41 0.58
Spartan Pennsylvania
 Municipal:
  High Yield 12/31/92  218.9 0.55 0.55 0.55
  Money Market (4) 12/31/92  249.3 0.50 0.47 0.47
Massachusetts Tax-Free:
 High Yield  1/31/93#  1,215.5 0.42(dagger) 0.42(dagger) 0.55(dagger)
 Money Market (4) 1/31/93#  592.0 0.42(dagger) 0.42(dagger) 0.64(dagger)
New York Tax-Free:
 High Yield  1/31/93#  429.2 0.42(dagger) 0.42(dagger) 0.61(dagger)
 Insured   1/31/93#  338.7 0.42(dagger) 0.42(dagger) 0.61(dagger)
 Money Market (4) 1/31/93#  536.3 0.42(dagger) 0.42(dagger) 0.62(dagger)
Spartan Massachusetts
 Municipal Money
  Market (4) 1/31/93#  316.1 0.50(dagger) 0.17(dagger) 0.17(dagger)
Spartan New York
 Municipal:
  High Yield 1/31/93#  332.3 0.55(dagger) 0.48(dagger) 0.48(dagger)
  Money Market (4) 1/31/93#  454.3 0.50(dagger) 0.50(dagger) 0.50(dagger)
California Tax-Free:
 High Yield  2/28/93#  543.5 0.42(dagger) 0.42(dagger) 0.60(dagger)
 Insured   2/28/93#  213.4 0.42(dagger) 0.42(dagger) 0.63(dagger)
 Money Market (4) 2/28/93#  548.7 0.42(dagger) 0.42(dagger) 0.62(dagger)




Spartan California
 Municipal:
  High Yield 2/28/93# $ 514.4 0.55%(dagger) 0.40%(dagger) 0.40%(dagger)
  Money Market (4) 2/28/93#  894.4 0.50(dagger) 0.30(dagger) 0.30(dagger)
Institutional Tax-
 Exempt Cash (4) 5/31/93  2,517.7 0.20 0.14 0.18
Daily Money Fund:
 Capital Reserves:
  Municipal Money
   Market (4) 7/31/93  91.7 0.50 0.22 0.95
Spartan Aggressive
 Municipal   8/31/93**  6.4 0.60(dagger) 0.60(dagger) 0.60(dagger)
Spartan Intermediate
 Municipal  8/31/93**  82.6 0.55(dagger) - -
Spartan Maryland Municipal
 Income   8/31/93**  13.4 0.55(dagger) -- --
Spartan Municipal
 Income   8/31/93  869.8 0.55 0.47 0.47
Spartan Municipal
 Money Market (4) 8/31/93  1,561.2 0.50 0.27 0.27
Spartan Short-
 Intermediate
  Municipal 8/31/93#  819.9 0.55(dagger) 0.55(dagger) 0.55(dagger)
Advisor High Income
 Municipal  10/31/93  316.4 0.42 0.42 0.92
Daily Tax-Exempt
 Money (4)  10/31/93  504.9 0.50 0.50 0.61
Spartan New Jersey
 Municipal Money
  Market (4) 10/31/93  329.1 0.50 0.44 0.44
Tax-Exempt Money
 Market Trust (4) 10/31/93  2,789.6 0.27 0.27 0.49
(a) All fund data are as of the fiscal year end noted in the chart or as of October 31, 1993, if fiscal year end figures are not yet available. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations.
(dagger) Annualized
# Year end changed
** Less than a complete fiscal year
(1) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund.
(2) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIJ (New Markets Income only), FIIA, and FIIAL U.K., with respect to the fund.
(3) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
(4) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to the fund.

SUT-PXS-194 CUSIP #316413202/FUND #458
 CUSIP #316062108/FUND #038

 Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- ---------------------------------------------------------------
FIDELITY SUMMER STREET TRUST: SPARTAN U.S. GOVERNMENT MONEY MARKET FUND PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Richard J. Flynn or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY SUMMER STREET TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on March 23, 1994 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
038,458HH
Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------


1.  To elect the twelve nominees specified below as Trustees: J. Gary Burkhead, Ralph      FOR all nominees    WITHHOLD          1.

F. Cox, Phyllis Burke Davis, Richard J. Flynn, Edward C. Johnson 3d, E. Bradley Jones,    listed (except as   authority to vote

Donald J. Kirk, Peter S. Lynch, Gerald C. McDonough, Edward H. Malone, Marvin L.          marked to the       for all nominees

Mann and Thomas R. Williams.  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY        contrary below)

INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S)

ON THE LINE BELOW.).





2.  To ratify the selection of Coopers & Lybrand as               FOR  AGAINST  ABSTAIN  2.
independent accountants of the trust.

3.  To amend the Declaration of Trust to provide dollar-based         FOR  AGAINST  ABSTAIN  3.
voting rights for shareholders of the trust.

4.  To amend the Declaration of Trust  regarding shareholder          FOR  AGAINST  ABSTAIN  4.
notification of appointment of Trustees.

5.  To amend the Declaration of Trust to provide the fund with the    FOR  AGAINST  ABSTAIN  5.
ability to invest all of its assets in another open-end investment company with the same investment objective and  policies as the fund.

6. To adopt a new fundamental investment policy for the fund          FOR  AGAINST  ABSTAIN  6.
permitting it to invest all of its assets in another open-end investment company with the same objective and investment
policies.

7.  To approve an Agreement and Plan providing for the conversion     FOR  AGAINST  ABSTAIN  7.
of the fund into a separate fund of a Delaware business trust.

8.  To approve an amended management contract for the fund.           FOR  AGAINST  ABSTAIN  8.

12.To amend the fund's fundamental investment limitation              FOR  AGAINST  ABSTAIN  12.
concerning the issuance of senior securities.

15. To amend the fund's fundamental investment limitation             FOR  AGAINST  ABSTAIN  15.
concerning  the concentration of its investments in a single industry.

16. To amend the fund's fundamental investment limitation             FOR  AGAINST  ABSTAIN  16.
concerning real estate.

17. To amend the fund's fundamental investment limitation             FOR  AGAINST  ABSTAIN  17.
concerning lending.


SUT-PXC-194                                      cusip # 316413202 /fund#
458H


Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- ---------------------------------------------------------------
FIDELITY SUMMER STREET TRUST: FUDELITY CAPITAL &AMP; INCOME FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Richard J. Flynn, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY SUMMER STREET TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on March 23, 1994 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE


038,458HH
Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------


1.  To elect the twelve nominees specified below as Trustees:J. Gary Burkhead, Ralph F.     FOR all nominees    WITHHOLD

Cox, Phyllis Burke Davis, Richard J. Flynn, Edward C. Johnson 3d, E. Bradley Jones,        listed (except as   1.

Donald J. Kirk, Peter S. Lynch, Gerald C. McDonough, Edward H. Malone Marvin L.            marked to the       authority to vote

Mann, and Thomas R. Williams.  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY        contrary below)     for all nominees

INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S)

ON THE LINE BELOW).





2.  To ratify the selection of Coopers and Lybrand as independent accountants      FOR  AGAINST  ABSTAIN  2.
of the trust.

3.  To amend the Declaration of Trust to provide dollar-based voting rights for    FOR  AGAINST  ABSTAIN  3.
shareholders of the trust.

4.  To amend the Declaration of Trust regarding shareholder notification of        FOR  AGAINST  ABSTAIN  4.
appointment of Trustees.

5.  To amend the Declaration of Trust to provide the fund with the ability to      FOR  AGAINST  ABSTAIN  5.
invest all of its assets in another open-end investment company with the same investment objective and policies as that  fund.

6.  To adopt a new fundamental investment policy for the fund permitting a         FOR  AGAINST  ABSTAIN  6.
fund to invest all of its assets in another open-end investment company with the same objective and investment policies.

9.  To approve a modified management contract for the fund.                        FOR  AGAINST  ABSTAIN  9.

10.  To approve a new Sub-Advisory Agreement with FMR Far East  for the            FOR  AGAINST  ABSTAIN  10.
fund.

11.  To approve a new Sub-Advisory Agreement with FMR U.K. for  the fund.          FOR  AGAINST  ABSTAIN  11.

13.  To amend the fund's fundamental investment limitation concerning              FOR  AGAINST  ABSTAIN  13.
borrowing.

14.  To amend the fund's fundamental investment limitation concerning              FOR  AGAINST  ABSTAIN  14.
underwriting.



SUT-PXC 194
cusip # 316062108/fund# 038H

SPARTAN(Registered trademark) U.S. GOVERNMENT MONEY MARKET FUND
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Spartan U. S. Government Money Market Fund shareholders will be held in March to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take a few minutes to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your fund. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services.
PROPOSAL 2 is to ratify the selection of Coopers & Lybrand as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing Trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSAL 4 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
PROPOSAL 5 is to amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment company with the same investment objective and policies.
PROPOSAL 6 is to adopt a new fundamental investment policy for the fund permitting it to invest all of its assets in another open-end investment company with the same objective and investment policies.
PROPOSAL 7 is to approve an Agreement and Plan providing for the conversion of the fund into a separate fund of a Delaware business trust.
PROPOSAL 8 is to approve an amended management contract for the fund which would modify the management fee that FMR receives from the fund by reducing it .10% from .55% to .45% of the fund's average net assets.
The primary purpose of PROPOSALS 12, 15, 16 AND 17 is to revise several of the fund's investment limitations in order to conform to limitations which are expected to become standard for all funds managed by FMR. The standardized limitations clarify the fund's authority in various areas of investing and bring the fund's limitations up to date by reflecting changes in the market and in regulatory policies in recent years. The proposals do not affect the fundamental objective of the fund, however, and are not expected to result in any significant changes in the fund's investment strategy.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.

           SPU-PXL-194
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,


Edward C. Johnson 3d
President

FIDELITY CAPITAL &AMP; INCOME FUND
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Fidelity Capital & Income Fund shareholders will be held in March to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take a few minutes to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your fund. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation. That is a costly process paid for by your fund and, ultimately, by you.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services.
PROPOSAL 2 is to ratify the selection of Coopers & Lybrand as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing Trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSAL 4 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
PROPOSAL 5 is to amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment company with the same investment objective and policies.
PROPOSAL 6 is to adopt a new fundamental investment policy permitting it to invest all of its assets in another open-end investment company with the same objective and investment policies.
PROPOSAL 9 is to approve a modified management contract for the fund that would modify the "Group Fee" component of the management contract to provide for lower fees when FMR's assets under management exceed certain levels. The proposed contract will result in a management fee that is the same as, or lower than, the fee payable under the present management contract.
PROPOSAL 10 is to approve a new sub-advisory agreement for the fund with FMR Far East, a Fidelity company which is based in Tokyo. In the event the fund participates in foreign investment opportunities, this agreement allows FMR to grant investment discretion and portfolio execution to FMR Far East. This would allow the fund to access the local market expertise of foreign managers and analysts and to potentially participate more readily and efficiently in full trading sessions of foreign exchanges. PROPOSAL 11 is to approve a new sub-advisory agreement for the fund with FMR U.K. a Fidelity company which is based in London. The purpose of this Proposal is similar to that of Proposal 10.
                   CAI-PXL-194
The primary purpose of PROPOSALS 13 AND 14 is to revise two of the fund's investment limitations in order to conform to limitations which are expected to become standard for all funds managed by FMR. The standardized limitations clarify the fund's authority in various areas of investing and bring the fund's limitations up to date by reflecting changes in the market and in regulatory policies in recent years. The proposals do not affect the fundamental objective of the fund, however, and are not expected to result in any significant changes in the fund's investment strategy.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,


Edward C. Johnson 3d
President

FIDELITY CAPITAL &AMP; INCOME FUND
SPARTAN(Registered trademark) U.S. GOVERNMENT MONEY MARKET FUND
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Fidelity Capital & Income Fund and Spartan U. S. Government Money Market Fund shareholders will be held in March to vote on several important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Our records indicate that you are among many shareholders who have more than one account in these funds. To save the expense of postage and printing, we have enclosed one proxy card for each account. Please take a few minutes to read the enclosed materials and cast your vote on each yellow proxy card. PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your funds. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services.
PROPOSAL 2 is to ratify the selection of Coopers & Lybrand as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing Trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSAL 4 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
PROPOSAL 5 is to amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company with the same investment objective and policies as that fund. PROPOSAL 6 is to adopt a new fundamental investment policy for each fund permitting it to invest all of its assets in another open-end investment company with the same objective and investment policies.
PROPOSAL 7 is to approve an Agreement and Plan providing for the conversion of Spartan U. S. Government Money Market Fund into a separate fund of a Delaware business trust.
PROPOSAL 8 is to approve an amended management contract for Spartan U.S. Government Money Market Fund which would modify the management fee that FMR receives from the fund by reducing it 0.10% from 0.55% to 0.45% of the fund's average net assets.
PROPOSAL 9 is to approve a modified management contract for Fidelity Capital & Income Fund that would modify the "Group Fee" component of the management contract to provide for lower fees when FMR's assets under management exceed certain levels. The proposed contract will result in a management fee that is the same as, or lower than, the fee payable under the present management contract.
                        SUT-PXL-194
PROPOSAL 10 is to approve a new sub-advisory agreement for Fidelity Capital & Income Fund with FMR Far East, a Fidelity company which is based in Tokyo. In the event the fund participates in foreign investment opportunities, this agreement allows FMR to grant investment discretion and portfolio execution to FMR Far East. This would allow the fund to access the local market expertise of foreign managers and analysts and to potentially participate more readily and efficiently in full trading sessions of foreign exchanges.
PROPOSAL 11 is to approve a new sub-advisory agreement for Fidelity Capital & Income Fund with FMR U.K., a Fidelity company which is based in London. The purpose of this Proposal is similar to that of Proposal 10.
The primary purpose of PROPOSALS 12 THROUGH 17 is to revise several of the funds' investment limitations in order to conform to limitations which are expected to become standard for all funds managed by FMR. The standardized limitations clarify the respective fund's authority in various areas of investing and bring each fund's limitations up to date by reflecting changes in the market and in regulatory policies in recent years. The proposals do not affect the fundamental objective of each fund, however, and are not expected to result in any significant changes in each fund's investment strategy.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy cards enclosed in this package. Be sure to sign the cards before mailing them in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your funds. Sincerely,


Edward C. Johnson 3d
President